[AMERICAN NATIONAL LOGO]                  GOVERNMENT INCOME FUND SERIES
                                          PRIMARY FUND SERIES
                                          TAX FREE FUND SERIES

                                          PROSPECTUS
[SM&R CAPITAL FUNDS LOGO]                 SM&R CAPITAL FUNDS, INC.             -
                                          One Moody Plaza                      -
                                          Galveston, Texas 77550
                                          Telephone Number: (409) 763-8272     -
                                          Toll Free: 1 (800) 231-4639
                                          December 31, 1997

                                    OFFICERS
                    Michael W. McCroskey, President and CEO
                Brenda T. Koelemay, Vice President and Treasurer
                        Emerson V. Unger, Vice President
                Teresa E. Axelson, Vice President and Secretary

INVESTMENT ADVISOR AND MANAGER                  UNDERWRITER AND REDEMPTION AGENT
Securities Management and Research, Inc.     Securities Management and Research,
                                                                            Inc.
One Moody Plaza                                                  One Moody Plaza
Galveston, Texas 77550                                    Galveston, Texas 77550

CUSTODIAN                    TRANSFER AGENT, REGISTRAR AND DIVIDEND PAYING AGENT
Securities Management and Research, Inc.     Securities Management and Research,
                                                                            Inc.
One Moody Plaza                                                  One Moody Plaza
Galveston, Texas 77550                                    Galveston, Texas 77550

LEGAL COUNSEL                                               INDEPENDENT AUDITORS
Greer, Herz & Adams, L.L.P.                                KPMG Peat Marwick LLP
One Moody Plaza                                                    700 Louisiana
Galveston, Texas 77550                                      Houston, Texas 77002
--------------------------------------------------------------------------------

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK. FURTHER, SHARES OF THE FUND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  Information contained in this Prospectus should be read carefully by a prospective investor before an investment is made. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December 31, 1997 which information is incorporated herein by reference and is available without charge upon written request to Securities Management and Research, Inc. ("SM&R"), One Moody Plaza, 14th Floor, Galveston, Texas 77550, or by phoning Toll Free 1-800-231-4639 or 1-409-763-8272.
Form 9201 (12/97)

  This Prospectus contains information about the SM&R Capital Funds, Inc. (the "Fund") a diversified, open-end management investment company consisting of three separate series ("Series") each of which has its own investment objective designed to meet different investment goals. These investment objectives and suitability are further described under "The Fund at a Glance" and "Investment Objectives and Policies". For investment purposes, each Series is a separate fund and a separate series of capital securities is issued for each Series.

  As of December 1, 1997, SM&R and its parent, American National Insurance Company, owned 3.60% and 64.67%, respectively, of the outstanding shares of the Fund; 20.01% and 27.44%, respectively of the outstanding shares of the Government Income Fund Series; 2.23% and 67.40%, respectively of the outstanding shares of the Primary Fund Series; 11.71% and 58.53%, respectively of the outstanding shares of the Tax Free Fund Series. Any person who owns directly or indirectly more than 35% of the outstanding voting securities of the Fund or a Series is presumed by the Investment Company Act of 1940 to "control" the Fund or the Series, and may be able to significantly influence the outcome of any shareholder vote. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of the Fund or a Series generally would be able to cast the deciding vote.
Form 9201 (12/97)

                               TABLE OF CONTENTS

THE FUND AT A GLANCE......................................................    2
TABLE OF FEES AND EXPENSES................................................    4
FINANCIAL HIGHLIGHTS......................................................    5
PERFORMANCE...............................................................    8
INVESTMENT OBJECTIVES AND POLICIES........................................    8
ADDITIONAL INVESTMENT POLICIES AND TECHNIQUES.............................   13
THE FUND AND ITS MANAGEMENT...............................................   14
HOW TO PURCHASE SHARES....................................................   16
WHEN ARE PURCHASES EFFECTIVE?.............................................   17
DETERMINATION OF OFFERING PRICE...........................................   18
SPECIAL PURCHASE PLANS AND SERVICES.......................................   20
RETIREMENT PLANS..........................................................   23
DIVIDENDS AND DISTRIBUTIONS...............................................   23
TAXES.....................................................................   24
HOW TO REDEEM.............................................................   25
OTHER INFORMATION CONCERNING THE FUND.....................................   27
APPENDIX..................................................................   31

THE FUND AT A GLANCE

  SM&R Capital Funds, Inc. (the "Fund") was incorporated under the laws of Maryland on November 6, 1991. The Fund offers three separate Series each of which pursues unique investment objectives. The investment objectives and investor suitability profile of each Series are as follows:

AMERICAN NATIONAL GOVERNMENT INCOME FUND SERIES ("GOVERNMENT INCOME SERIES")

  OBJECTIVE: To provide as high a level of current income, liquidity and safety of principal as is consistent with prudent investment risks through investment in a portfolio consisting primarily of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  INVESTOR SUITABILITY PROFILE: The Government Income Series is for investors desiring the security of investing primarily in the strength and stability of the U.S. Government, its agencies or instrumentalities in order to meet their current needs. However, an investor should keep in mind the Series may invest in other instruments in order to meet its objectives.

AMERICAN NATIONAL PRIMARY FUND
SERIES ("PRIMARY SERIES")

  OBJECTIVE: To seek maximum current income consistent with capital preservation and liquidity through investment primarily in commercial paper.

  INVESTOR SUITABILITY PROFILE: The Primary Series is for fixed income investors who desire minimal investment risk yet may be looking to move cautiously into the investment arena.

AMERICAN NATIONAL TAX FREE FUND
SERIES ("TAX FREE SERIES")

  OBJECTIVE: To provide as high a level of interest income largely exempt from federal income taxes as is consistent with preservation of capital through investment of at least 80% of its net assets in tax-exempt securities during normal market conditions.

  INVESTOR SUITABILITY PROFILE: The Tax Free Series is for the investor desiring income exempt from federal income tax and, under certain conditions, exempt from state and local taxes based on his tax bracket. An investor must keep in mind that income may be subject to the Alternative Minimum Tax (AMT) under certain conditions.

  Each Series is, for investment purposes, in effect a separate investment fund, and a separate class of capital stock is issued for each. In other respects, the Fund is treated as one entity. Each share of capital stock issued with respect to a Series represents a pro-rata interest in the assets of that Series and has no interest in the assets of any other Series. Each Series bears its own liabilities. An investor should keep in mind that investments in the Primary Series are not insured or guaranteed by the U.S. Government.

PORTFOLIO TURNOVER RATES: Historical turnover rates for each Series are included in the Financial Highlights tables herein. Each of the Series does not expect their portfolio turnover rates to exceed eighty percent (80%). An explanation of turnover rate calculations and brokerage fees can be found in the Fund's Statement of Additional Information.

MANAGEMENT: Securities Management and Research, Inc. ("SM&R") makes the investment choices for the Fund. SM&R has served as adviser and distributor to mutual funds since 1966. Refer to THE FUND AND ITS MANAGEMENT for additional information.

PORTFOLIO MANAGEMENT PERSONAL INVESTING: The Fund's Board of Directors has approved a Code of Ethics which prescribes policies relative to the personal investment practices of its portfolio management. These policies are stated in the Fund's Statement of Additional Information.

PURCHASING SHARES: Shares of the Government Income Series and the Tax Free Series are offered at their respective net asset value plus a sales charge of 4.5% of the public offering price which is reduced on purchases of $100,000 or more. Shares of the Primary Series are offered at net asset value. The Government Income Series and Tax Free Series minimum initial and subsequent investments are $100 and $20, respectively. The Primary Series' minimum initial and subsequent investments are $1,000 and $100, respectively. See "SPECIAL PURCHASE PLANS AND SERVICES" and "HOW TO PURCHASE SHARES".

REDEMPTIONS: Information on redeeming shares can be found under the heading "HOW TO REDEEM".

TABLE OF FEES AND EXPENSES
--------------------------------------------------------------------------------

The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The fees and expenses are based on the average net assets of each Series of the Fund for the fiscal year ended August 31, 1997. Total operating expenses have been adjusted to reflect current expense reimbursement levels. Without fee waivers or expense reimbursements, management fees, service fees and other expenses, respectively, would have been .50%, .25%, and .32% with respect to the Government Income Series, .50%, .25%, and .26% with respect to the Primary Series, and .50%, .25%, and .52% with respect to the Tax Free Series for the years ended August 31, 1997.

SHAREHOLDER TRANSACTION EXPENSES

                                             Government     Primary   Tax Free
                                            Income Series   Series     Series
  Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price)         4.50%         None      4.50%
  Maximum Sales Load Imposed on Reinvested
   Dividends (as a Percentage of offering
   price)                                      None          None      None
  Deferred Sales Load Redemption Fees*         None          None      None
  Exchange Fees                                None          None      None

ANNUAL FUND OPERATING EXPENSES
(As a Percentage of Average Net Assets)

                                             Government     Primary   Tax Free
                                            Income Series   Series     Series
  Management Fee, After Expense
   Reimbursement                                0.43%**      0.29%**    0.00%**
  Service Fee                                   0.25%        0.25%      0.25%**
  Other Expenses After Expense
   Reimbursement                                0.32%        0.26%      0.29%**
  Total Fund Operating Expense After
   Expense Reimbursement                        1.00%**      0.80%**    0.54%**

  * An $8.00 transaction fee is charged for each expedited wire redemption. **After fee waivers or expense reimbursements.

Investors should be aware that this table is not intended to reflect in detail the fees and expenses associated with an individual shareholder's own investment in any of the series listed. It is being provided to assist investors in gaining a more complete understanding of fees, charges and expenses which are discussed in greater detail in the appropriate sections of the Prospectus.

EXAMPLE OF EXPENSES

  The following example illustrates the expenses an investor would pay on a $1,000 investment in each series over various time periods, assuming (1) 5% annual return and (2) redemption at the end of each period. Because the Series' have no redemption fee, you would pay the same expenses whether or not you redeemed your investment at the end of each period. An investor should not view this example as a representation of past or future expenses and actual expenses may be more or less than those shown.

                          1 Year       3 Years       5 Years       10 Years
Government Income
Series                      $55          $75           $98           $162
Primary Series                8           26            44             99
Tax Free Series              50           62            74            110

                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout each period)

GOVERNMENT INCOME FUND SERIES

The table that follows is derived from the financial statements of the Government Income Fund Series, which has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.

                                                                                                               March 16, 1992
                                                                                                              (date operations
                                                                                                                 commenced)
                                                                     Year Ended August 31                      thru August 31
                                                    -------------------------------------------------------   ----------------
                                                     1997        1996        1995        1994        1993           1992
                                                    -------     -------     -------     -------     -------   ----------------
Net Asset Value,
 Beginning of Period                                $ 10.14     $ 10.51     $ 10.07     $ 10.87     $ 10.56       $ 10.00
    Investment income--net                             0.67        0.65        0.70        0.54        0.50          0.25
    Net realized and unrealized gain (loss) on
     investments during the period                     0.26       (0.37)       0.44       (0.79)       0.49          0.55
                                                    -------     -------     -------     -------     -------      --------
      TOTAL FROM INVESTMENT OPERATIONS                 0.93        0.28        1.14       (0.25)       0.99          0.80
                                                    -------     -------     -------     -------     -------      --------
Less Distributions
    Distributions from investment income--net         (0.65)      (0.65)      (0.70)      (0.55)      (0.50)        (0.24)
    Distributions from capital gains                   0.00        0.00        0.00        0.00       (0.18)         0.00
                                                    -------     -------     -------     -------     -------      --------
      TOTAL DISTRIBUTIONS                             (0.65)      (0.65)      (0.70)      (0.55)      (0.68)        (0.24)
                                                    -------     -------     -------     -------     -------      --------
Net Asset Value End of period                       $ 10.42     $ 10.14     $ 10.51     $ 10.07     $ 10.87       $ 10.56
                                                    -------     -------     -------     -------     -------      --------
                                                    -------     -------     -------     -------     -------      --------
      TOTAL RETURN                                     9.37%       2.63%      11.85%      (2.41)%     10.23%         7.96%**
                                                    -------     -------     -------     -------     -------      --------
                                                    -------     -------     -------     -------     -------      --------

                                                   RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted)           $23,683     $21,127     $20,466     $19,790     $19,783       $12,529
Ratio of Expenses to average net assets                1.00%(1)    1.00%(1)    0.70%(1)    1.12%       1.07%         1.00%*
Ratio of Net investment income to average net
 assets                                                6.46%       6.17%       6.90%       5.11%       5.07%         4.82%*
Portfolio turnover rate                                9.06%      30.17%       2.20%      45.48%      18.14%        49.70%

* Ratios annualized
** Returns are not annualized.

    (1) Expenses for the calculation are net of a reimbursement from Securities Management and Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.07%, 1.20% and 1.06% for the years ended August 31, 1997, 1996 and 1995, respectively.

                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout each period)

PRIMARY FUND SERIES

  The table that follows is derived from the financial statements of the Primary Fund Series, which has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.

                                                                     Year Ended August 31
                                                      ---------------------------------------------------
                                                       1997       1996       1995       1994       1993
                                                      -------    -------    -------    -------    -------
Net Asset Value, Beginning of Period                  $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
Investment income--net                                   0.05       0.05       0.05       0.03       0.02
    TOTAL FROM INVESTMENT OPERATIONS                     0.05       0.05       0.05       0.03       0.02
                                                      -------    -------    -------    -------    -------
Less Distributions
    Dividends from investment income--net               (0.05)     (0.05)     (0.05)     (0.03)     (0.02)
                                                      -------    -------    -------    -------    -------
Net Asset Value End of period                         $  1.00       1.00    $  1.00    $  1.00    $  1.00
                                                      -------    -------    -------    -------    -------
                                                      -------    -------    -------    -------    -------
      TOTAL RETURN                                       4.98%      5.07%      5.01%      2.91%      2.59%
                                                      -------    -------    -------    -------    -------
                                                      -------    -------    -------    -------    -------

                            RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted)             $33,045    $37,465    $20,984    $15,208    $15,539
Ratio of Expenses to average net assets(1)               0.80%      0.81%      0.84%      0.79%      0.85%
Ratio of Net investment income to average net
 assets                                                  4.86%      4.93%      4.91%      2.88%      2.47%
Portfolio turnover rate(2)                               0.00%      0.00%      0.00%      0.00%      0.00%

*  Ratios annualized
** Returns are not annualized.

    (1) Expenses for the calculation are net of a reimbursement from Securities Management and Research, Inc. Without this reimbursement the ratio of expenses to average net assets would have been 1.01%, 1.15%, 1.21%, 1.20% and 1.23% for the years ended August 31, 1997, 1996, 1995, 1994 and 1993, respectively.

    (2) The Primary Series experienced no portfolio turnover because the majority of securities held during such periods had maturities of one year or less at the time of acquisition.

                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout each period)

TAX FREE FUND SERIES

  The table that follows is derived from the financial statements of the Tax Free Fund Series, which has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.

                                                                                         September 9, 1993
                                                                                         (date operations
                                                                Year Ended                commenced) thru
                                                                 August 31                   August 31
                                                       -----------------------------     -----------------
                                                        1997        1996       1995            1994
                                                       -------     ------     ------     -----------------
Net Asset Value, Beginning of Period                   $  9.93     $ 9.95     $ 9.62          $10.00
    Investment income--net                                0.51       0.53       0.51            0.24
    Net realized and unrealized gain (loss) on
     investments during the period                        0.33      (0.02)      0.33           (0.38)
                                                       -------     ------     ------         -------
      TOTAL FROM INVESTMENT OPERATIONS                    0.84       0.51       0.84           (0.14)
                                                       -------     ------     ------         -------
Less Distributions
    Dividends from investment income--net                (0.50)     (0.53)     (0.51)          (0.24)
                                                       -------     ------     ------         -------
Net Asset Value End of Period                          $ 10.27     $ 9.93     $ 9.95          $ 9.62
                                                       -------     ------     ------         -------
                                                       -------     ------     ------         -------
      TOTAL RETURN                                        8.61%      5.18%      9.15%          (1.49)%**
                                                       -------     ------     ------         -------
                                                       -------     ------     ------         -------

                                         RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted)              $10,700     $9,148     $8,399          $7,259
Ratio of Expenses to average net assets                   0.54%(1)     --(1)      --(1)         1.11%*
Ratio of Net investment income to average net
 assets                                                   4.97%      5.27%      5.43%           2.50%*
Portfolio turnover rate                                  22.15%     18.44%     12.63%          16.49%

*  Ratios annualized
** Returns are not annualized

    (1) Expenses for the calculation are net of a reimbursement from Securities Management and Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.27%, 1.18% and 1.25% for the years ended August 31, 1997, 1996 and 1995, respectively.

PERFORMANCE

  Each Series' performance may be quoted in advertising in terms of yield or total return. All advertisements will disclose the maximum sales charge to which investments in shares of each Series may be subject. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by each Series. Performance information regarding each Series is found on pages 28, 29, and 30. An investor should keep in mind when reviewing performance that past performance of a fund is not indicative of future results, but is an indication of the return to the investor only for the limited historical period.

  Standardized total return for shares of a Series reflects the deduction of the maximum initial sales charge at the time of purchase. A Series' total return shows its overall change in value, including changes in share price and assuming all the Series' dividends and capital gain distributions are reinvested and that all charges and expenses are deducted. A cumulative total return reflects a Series performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Series performance had been constant over the entire period. Because average annual returns tend to even out variations in a Series' return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Series may separate its cumulative and average annual returns into income results and capital gain or loss.

  A Series' performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Series and market conditions. A shareholder's investment in a Series is not insured or guaranteed. These factors should be carefully considered by the investor before making any investment in any Series.

INVESTMENT OBJECTIVES AND POLICIES

  Each Series of the Fund pursues its own investment objective through the investment policies and techniques, described below. These policies and techniques are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders. In addition, the Fund has adopted certain restrictions as fundamental policies for each Series of the Fund, which may not be changed without shareholder approval. (See the Fund's Statement of Additional Information for a description of the investment restrictions adopted as fundamental policies). Since each Series has a different investment objective, each can be expected to have different investment results and incur different market and financial risks. The Fund may in the future establish other series with different investment objectives.

  Because of the market risks inherent in any investment, attainment of each Series' investment objective cannot be assured. In addition, effective management of each Series is subject to general economic conditions and to the ability and investment techniques of management. The net asset value of each Series' shares will vary and the redemption value of shares owned may be either higher or lower than the shareholder's cost.

GOVERNMENT INCOME SERIES

  The Government Income Series seeks to achieve its objectives through investment of 65% or more of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") which include, but are not limited to, U.S. Treasury Bonds, Notes and Bills and securities issued by instrumentalities of the U.S. Government.

  There are two broad categories of U.S. Government Obligations: (1) direct obligations of the U.S. Treasury and (2) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States (such as Government National Mortgage Association Certificates) and others are backed exclusively by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury (such as Federal National Mortgage Association Bonds). No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities as it is not obligated by law to do so.

MORTGAGE-BACKED SECURITIES--It is anticipated that a substantial portion of the Government Income Series' portfolio will consist of mortgage-backed securities ("Mortgage-Backed Securities") issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities represent part ownership of pools of mortgage loans secured by real property, such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). Mortgage-Backed Securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. Government and guaranteed by U.S. Government agencies such as GNMA, FNMA or FHLMC. Such certificates, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified dates. With pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate and provide for monthly payments of interest and principal. GNMA, a federal agency, issues pass-through certificates that are guaranteed as to timely payment of principal and interest. FNMA, a federally chartered and privately owned corporation, issues mortgage pass-through securities and guarantees them as to timely payment of principal and interest. FHLMC, a corporate instrumentality of the United States, issues participation certificates that represent an interest in mortgages from FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. FNMA and FHLMC are not backed by the full faith and credit of the United States, although FNMA and FHLMC are authorized to borrow from the U.S. Treasury to meet their obligations. Those mentioned are but a few of the Mortgage-Backed Securities currently available. The Government Income Series will not purchase interest-only or principal-only mortgage-backed securities.

  The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. The average mortgage in a pool may be expected to be repaid within about twelve (12) years. If mortgage interest rates decrease, the value of the Fund's securities will generally increase, however, it is anticipated that the average life of the mortgages in the pool will decrease as borrowers refinance and prepay mortgages to take advantage of lower interest rates. The proceeds to the Fund from such prepayments will have to be invested at the then prevailing lower interest rates. On the other hand, if interest rates increase, the value of the Fund's securities generally will decrease while it is anticipated that borrowers will not refinance and, therefore, the average life of the mortgages in the pool will be longer. In addition, if the Government Income Series purchases such a security at a premium, a prepayment rate faster than expected will reduce yield to maturity, while a prepayment rate slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Government Income Series purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce yield to maturity.

COLLATERALIZED MORTGAGE OBLIGATIONS--The Government Income Series may invest a portion of its assets in collateralized mortgage obligations or

"CMOs", which are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities or U.S. Government securities. Collateralized obligations in which the Government Income Series may invest are issued or guaranteed by a U.S. Government agency or instrumentality, such as the FHLMC. A variety of types of collateralized obligations are currently available and others may become available in the future. One should keep in mind that during periods of rapid interest rate fluctuation, the price of a security, such as a CMO, could either increase or decrease based on inherent interest rate risk. Additionally, the risk of maturities shortening or lengthening in conjunction with interest rate movement, could magnify the overall effect of the price fluctuation.

  A CMO is often issued in multiple classes with varying maturities and interest rates. As a result the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Thus, classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yields. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. A more complete description of CMOs is contained in the Statement of Additional Information.

  The Government Income Series may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

ZERO COUPON BONDS--The Government Income Series may invest in zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The Government Income Series will only purchase zero coupon bonds which are U.S. Government Obligations. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not entitle the holder to any periodic payments of interest prior to maturity. Its value as an investment consists of the difference between its face value at the time of maturity and the price for which it was acquired which is generally an amount significantly less than face value (sometimes referred to as a "deep discount" price). Zero coupon bonds require a higher rate of return to attract investors who are willing to defer receipt of cash. Accordingly, although not providing current income, SM&R believes that zero coupon bonds can be effectively used to lock in a higher rate of return in a declining interest environment. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Series will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Series' distribution obligations.

OTHER INVESTMENTS--The Government Income Series shall also invest in commercial paper, certificates of deposit and repurchase agreements of the same type and rating as the Primary Series may invest (See "PRIMARY SERIES").

PRIMARY SERIES

  The Primary Series seeks to achieve its objective by investing primarily in commercial paper. Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. The Primary Series will invest only in commercial paper which, at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations ("NRSROs")(See the "Appendix" hereto for information about such ratings and such rating organizations).

OTHER INVESTMENTS--The Primary Series may invest in (i) U.S. Government Obligations (Refer to the "GOVERNMENT INCOME SERIES" above for an explanation of U.S. Government Obligations); (ii) other corporate obligations, such as bonds, debentures or notes maturing in five (5) years or less at the time of purchase which at the date of the investment are rated "A" or higher by an NRSRO; and (iii) negotiable certificates of deposit of banks (including U.S. dollar denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks and savings and loan associations and banker's acceptances of U.S. banks which banks and savings and loan associations have total assets at the date of investment (as of the date of their most recent published financial statements) of at least $1 billion (See "INVESTMENT OBJECTIVES AND POLICIES", "Certificates of Deposit" in the Statement of Additional Information for a description of the securities) and (iv) repurchase agreements with respect to any type of instrument in which the Primary Series is authorized to invest even though the underlying instrument may mature in more than two (2) years. (See "Repurchase Agreements" on page 13.) Obligations of foreign branches of U.S. banks are subject to somewhat different risk than those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions which may adversely effect payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgement against a foreign branch of a domestic bank. In addition, different risks may result from the fact that foreign branches of U.S. banks and U.S. branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, record keeping and the public availability of information. Such obligations are not traded on any national securities exchange. While the Primary Series does not presently invest in obligations of foreign branches of U.S. banks, it may do so in the future. Investments in such obligations will not be made in excess of 5% of the Primary Series' total assets and will be made only when SM&R believes the risks described above are minimal.

TAX FREE SERIES

  The Tax Free Series, as a matter of fundamental policy, will seek to achieve its objective by investing at least 80% of the value of its net assets in municipal securities the interest on which is exempt from federal income taxes.

  The Tax Free Series has no restrictions on the maturity of municipal securities in which it may invest. Accordingly, it will seek to invest in municipal securities of such maturities which, in the judgement of SM&R, the adviser, will provide a high level of current income consistent with prudent investment, with consideration given to market conditions.

  The Tax Free Series will invest, without percentage limitations, in municipal securities having at the time of purchase one of the four highest municipal ratings by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Investors Service in securities which are not rated, provided that, in the opinion of the adviser, such securities are comparably in quality to those within the four highest ratings. The rating agencies consider that bonds rated in the fourth highest category may have some speculative characteristics and that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. SM&R will only purchase bonds rated in such fourth category if it is of the opinion that the purchase of such bonds is consistent with the Tax Free Series' investment objective. In the event the rating of an issue held by the Tax Free Series is changed by the rating service, such change will be considered by the Tax Free Series in its evaluation of the overall investment merits of that security but such change will not necessarily result in an automatic sale of the security. Any security held which is subsequently downgraded below BB by S&P or Ba by Moody's will be sold as soon as it is advantageous to do so after the downgrade. A description of the ratings may be found in the Appendix to this Prospectus.

  Purchasing unrated municipal securities, which may be less liquid than comparable rated municipal securities, involves somewhat greater risk and consequently the Tax Free Series may not invest more than 20% of its net assets in unrated municipal securities. To attempt to minimize the risk of such investments SM&R will, prior to acquiring unrated securities, consider the terms of the offering and various other factors to determine the issuers comparative credit rating and whether the securities are consistent with the Tax Free Series' investment objective and policies. In making such determinations SM&R will typically (a) interview representatives of the issuer at the issuer's offices, conduct a tour and inspection of the physical facilities of the issuer in an effort to evaluate the issuer and its operations, (b) perform an analysis of the issuer's financial and credit position, including comparisons of all appropriate ratios, and (c) compare other similar securities offerings to the issuer's proposed offering.

  During normal market conditions, the Tax Free Series will have at least 80% of its net assets invested in municipal securities the income of which is fully exempt from federal income taxation. Furthermore, under normal market conditions up to 20% of the Tax Free Series' net assets, and up to 50% of its net assets as a temporary defensive measure during abnormal market conditions, may be invested in the following types of taxable fixed income obligations: (1) obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or authorities (Refer to "GOVERNMENT INCOME SERIES" above for an explanation of U.S. government obligations); (2) corporate debt securities which at the date of the investment are rated A or higher by Moody's or by S&P; (3) commercial paper which at the date of the investment is rated in one of the two top categories by Moody's or by S&P or if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated A or higher by Moody's or A or higher by S&P; (4) certificates of deposit issued by U.S. banks which at the date of the investment have capital surplus and undivided profits of $1 billion as of the date of their most recently published financial statements; and (5) repurchase agreements secured by U.S. government securities, provided that no more than 15% of the Series' net assets will be invested in illiquid securities including repurchase agreements with maturities in excess of seven days. To the extent income dividends include income from taxable sources, a portion of a shareholder's dividend income may be taxable. (See "DIVIDENDS AND DISTRIBUTIONS").

MUNICIPAL SECURITIES--The term "municipal securities," as used in this Prospectus means obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from federal income tax. An opinion as to the tax-exempt status of a municipal security generally is rendered to the issuer by the issuer's counsel at the time of issuance of the security.

  Municipal securities are used to raise money for various public purposes such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Further information on the maturity and funding classifications of municipal securities is included in the Statement of Additional Information.

  Yields on municipal securities vary, depending on a variety of factors, including the general condition of the financial markets and of the municipal securities market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Like other interest-bearing securities, the value of municipal securities changes as interest rates fluctuate. For example, if interest rates increase from the time a security is purchased, if sold, the security may be at a price less than its purchase cost. Conversely, if interest rates decline from the time a security is purchased, if sold, the security may be sold at a price greater than its purchase cost. Generally, municipal securities of longer maturities produce higher current yields than municipal securities with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated municipal securities generally produce a higher yield with shorter maturities than higher-rated municipal securities due to the perception of a greater degree of risk as to the ability of the issuer to pay principal and interest.

  The Tax Free Series may purchase municipal bonds for which the payments of principal and interest are secured by an escrow account of securities backed by the full faith and credit of the U.S. government ("defeased") and municipal securities whose principal and interest payments are insured by a commercial insurance company as long as the underlying credit is investment grade (BBB or better by S&P and Fitch and Baa or better by Moody's) ("insured"). The Tax Free Series may also purchase unrated securities of issuers which the adviser believes would have been rated BBB or Baa had the issuer requested a rating from S&P, Fitch or Moody's. Such implied investment grade rating will be determined by the adviser upon its performance of a credit analysis of the issue and the issuer. Such credit analysis may consist of a review of such items as the issuer's debt characteristics, financial information, structure of the issue, liquidity of the issue, quality of the issuer, current economic climate, financial adviser and underwriter. Insured and defeased bonds are further described in the Statement of Additional Information. In general, these types of municipal securities will not be treated as an obligation of the original municipality for purposes of determining industry concentration.

OTHER INVESTMENTS--The Tax Free Series may purchase "floating rate" and "variable rate" obligations. These obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices on pre-designated dates. See the Statement of Additional Information for details of these types of investments.

  The Series may purchase and sell municipal securities on a "when-issued" and "delayed-delivery" basis (See "ADDITIONAL INVESTMENT POLICIES AND
TECHNIQUES--When Issued and Delayed Delivery Purchases" below). Zero coupon bonds may also be purchased as part of the Tax Free Series portfolio and are explained above under the Government Income Series.

ADDITIONAL INVESTMENT POLICIES AND TECHNIQUES

  The following policies and techniques are available to one or more of the
Series:

LENDING OF SECURITIES. In order to increase the return on its investment, the Government Income Series may lend portfolio securities to broker-dealers and other financial institutions in amounts up to 10% of the value of the net assets of such series. Loans of portfolio securities will always be collateralized by cash to at least 102% of the market value of the securities loaned including accrued interest and will be made to borrowers deemed by the adviser to be creditworthy. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases the loss of rights in the collateral should the borrower fail financially (See the Statement of Additional Information).

WHEN-ISSUED AND DELAYED DELIVERY PURCHASES. The Government Income Series and Tax Free Series may purchase and sell portfolio securities on a "when-issued" and "delayed delivery" basis. No income accrues in connection with such transactions prior to actual delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. While awaiting delivery of the securities purchased on a when-issued and delayed delivery basis, the Series will hold in a segregated account cash, short-term money market instruments, high quality debt securities or portfolio securities sufficient to cover any commitment or limit any potential risk. (See "When Issued and Delayed Delivery Transactions" in the Statement of Additional Information).

REPURCHASE AGREEMENTS. Each Series may occasionally enter into repurchase agreements. Under a repurchase agreement, a series will acquire and hold an obligation (government security, certificate of deposit, or banker's acceptance) for not more than seven days, subject to the agreement by the seller (a Federal Reserve System member bank or a registered securities dealer) to repurchase the obligation at an agreed upon repurchase price and date, thereby determining the yield during the Series' holding period. During the holding period, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. Refer to the Statement of Additional Information for a further explanation.

ILLIQUID SECURITIES. Each of the Series may invest up to 15% of its net assets in illiquid securities, including foreign securities not listed on foreign or domestic exchanges and repurchase agreements maturing in excess of seven days.

RISK FACTORS. The risk inherent in investing in any series of the Fund is that common to any security, that the value of its shares will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities held by each series of the Fund. Market prices of the securities in which a Series invests will fluctuate and will tend to vary inversely with changes in prevailing interest rates. If interest rates increase from the time a security is purchased, such security, if sold, might be sold at a price less than its purchase cost. Conversely, if interest rates decline from the time a security is purchased, such security, if sold, might be sold at a price greater than its purchase cost. Substantial redemptions could require a Series to sell portfolio securities at a time when a sale might not be favorable.

  Investments in U.S. Government obligations are not all backed by the "full faith and credit" of the United States Government. Some are backed only by the rights of the issuer to borrow from the U.S. Treasury and others are supported only by the credit of the issuing instrumentality. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities as it is not obligated by law to do so. The Fund's adviser will invest in U.S. obligations not backed by the "full faith and credit" of the U.S. Government only when it is satisfied that the credit risk with respect thereto is minimal.

  The Primary Series, consistent with its investment objective, will attempt to maximize yield by trying to take advantage of changing conditions and trends. It may also attempt to take advantage of what are believed to be disparities in yield relationships between different instruments. This procedure may increase or decrease the portfolio yield depending upon the Primary Series' ability to correctly time and execute such transactions. Although the Primary Series' assets will be invested in securities with short maturities, the Primary Series will manage its portfolio as described above. (See "PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION" in the Statement of Additional Information.)

  The Tax Free Series' ability to achieve its objective depends partially on the prompt payment by issuers of the interest on and principal of the municipal securities held. A moratorium, default or other non-payment of interest or principal when due could, in addition to affecting the market value and liquidity of the particular security, affect the market value and liquidity of the other municipal securities held. Additionally, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales. As a result, the Tax Free Series will attempt to minimize risk by diversifying its investments by investing no more than 5% of its net assets in the securities of any one issuer (limitation does not apply to investments issued or guaranteed by the U.S. Government or its instrumentalities) and by investing no more than 25% of its net assets in municipal securities issued in any one state or territory. Each political subdivision, agency, instrumentality and each multi-state agency of which a state is a member will be regarded as a separate issuer for the purpose of determining diversification.

THE FUND AND ITS MANAGEMENT

  A Board consisting of nine directors has overall responsibility for overseeing the affairs of the Fund in a manner reasonably believed to be in the best interest of the Fund. The Board has delegated to SM&R, the adviser, the management of the Fund's day-to-day business and affairs. In addition, SM&R invests the Fund's assets, provides administrative services and serves as transfer agent, dividend paying agent and underwriter.

  SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). The Moody Foundation, a private foundation, owns approximately 23.7% of American National's common stock and the Libbie Shearn Moody Trust, a private trust, owns approximately 37.6% of such shares. SM&R was incorporated in 1964 and has managed investment companies since 1966. SM&R is also investment adviser to three other registered investment companies, the American National Growth Fund, Inc., American National Income Fund, Inc., and the Triflex Fund, Inc. (collectively, the "American National Funds Group"). SM&R also serves as investment adviser to the American National Investment Accounts, Inc., an investment company used to fund benefits under contracts issued by American National and for The Moody National Bank of Galveston (the "Bank"), a national bank. SM&R may, from time to time, serve as investment adviser to other clients including employee benefit plans, other investment companies, banks, foundations and endowment funds.

  The following persons are officers of both SM&R and the Fund: Michael W. McCroskey, Vera M. Young, Emerson V. Unger, Teresa E. Axelson and Brenda T. Koelemay.

PORTFOLIO MANAGEMENT

  While the following individuals are primarily responsible for the day-to-day portfolio management of their respective Series, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment polices.

  Vera M. Young, Vice President of Securities Management and Research, Inc., Vice President, Portfolio Manager of the Primary Series. Ms. Young has served as Portfolio Manager of the Primary Series since its inception. She also serves as Portfolio Manager of the American National Investment Accounts, Inc.--Money Market Portfolio, a series mutual fund used exclusively for variable contracts issued by American National. She also serves as Assistant Vice President, Securities for American National. Ms. Young has been managing fixed income investments for American National since 1964 and has served as portfolio manager for various funds for over ten years.

  Terry E. Frank, Vice President, Portfolio Manager of the Government Income Series and Tax Free Series. Ms. Frank has served as Portfolio Manager of the Government Income Series since 1993 and the Tax Free Series since its inception. She joined SM&R's investment staff in 1991 and prior to that time she held positions with American Capital Asset Management and Gibraltar Savings Association as a securities analyst and Equitable Investment Services as a research analyst.

ADVISORY AGREEMENT

  Under its Advisory Agreement with the Fund, SM&R is paid an investment advisory fee, which is calculated separately for each Series, as compensation for its services. The agreement contains the following fee schedule:

GOVERNMENT INCOME SERIES AND TAX FREE SERIES-- A monthly investment advisory fee computed by applying to the average daily net asset value of each Series each month one-twelfth (1/12th) of the annual rate as follows:

   On the Portion of Each Series      Investment Advisory
      Average Daily Net Assets          Fee Annual Rate
Not exceeding $100,000,000                      .50 of 1%
Exceeding $100,000,000 but not
 exceeding $300,000,000                         .45 of 1%
Exceeding $300,000,000                          .40 of 1%

PRIMARY SERIES--An investment advisory fee, computed and paid monthly, at the annual rate of .50 of 1% of the Primary Series' average daily net asset value.

  SM&R received total advisory fees from the Government Income Series, Primary Series and Tax Free Series for the fiscal year ended August 31, 1997 which represented 0.43%, 0.29% and 0.00%, respectively, of each Series average daily net assets. The ratio of total expenses to average net assets for each Series can be found on pages 5, 6 and 7.

ADMINISTRATIVE SERVICE AGREEMENT

  Under its Administrative Service Agreement with the Fund, SM&R receives a management and administrative service fee from each Series which is computed by applying to the aggregate average daily net asset value of each Series of the Fund each month one-twelfth (1/12th) of the annual rate as follows:

                                  Administrative Service
On the Portion of the Series's             Fee
   Average Daily Net Assets            Annual Rate
Not exceeding $100,000,000                      .25 of 1%
Exceeding $100,000,000 but not
 exceeding $200,000,000                         .20 of 1%
Exceeding $200,000,000 but not
 exceeding $300,000,000                         .15 of 1%
Exceeding $300,000,000                          .10 of 1%

  SM&R has agreed to pay (or to reimburse each Series for) each Series' expenses (including the advisory fee and administrative service fee, if any, paid to SM&R, but exclusive of interest, taxes, commissions and other expenses incidental to portfolio transactions) in excess of 1.25% per year of such Series' average daily net assets. SM&R received service fees of 0.25% for the Government Income Series; 0.25% for the Primary Series and 0.25% for the Tax Free Series for the fiscal year ended August 31, 1997 of each Series average daily net assets.

FEE WAIVERS

  In order to improve the yield and total return of any Series of the Fund, SM&R may, from time to time, voluntarily waive or reduce all or any portion of its advisory fee, administrative fee and/or assume certain or all expenses of any Series of the Fund while retaining its ability to be reimbursed for such fees prior to the end of the fiscal year. Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time without notice to investors. SM&R has agreed to continue to waive the advisory fee for the Tax Free Series and reimburse expenses incurred by the Fund's Series to the extent that total expenses exceed average daily net assets as follows: Primary Series--.80% and Government Income Series--1.00%.

  For additional information about the expenses of the Fund, see the Statement of Additional Information.

HOW TO PURCHASE SHARES

  Shares of each Series of the Fund may be purchased from registered representatives of SM&R, from authorized broker-dealers or directly from SM&R. Such purchases will be at the offering price (the "Offering Price") for such shares determined as and when provided below. (See "DETERMINATION OF OFFERING PRICE" page 18). A monthly confirmation will be sent on each account that has activity during the month. Carefully review the monthly confirmation and promptly report any discrepancies to SM&R. Initial and subsequent purchases are to be sent directly to SM&R at the following address:

    Securities Management and Research, Inc.
    One Moody Plaza, 14th Floor
    Galveston, Texas 77550

  Certificates are not normally issued for shares of each Series in an effort to minimize the risk of loss or theft. However, purchases are confirmed to investors and credited to their accounts on the books maintained by SM&R and an investor has the same rights of share ownership as if certificates had been issued.

OPENING AN ACCOUNT: To purchase shares an investor must submit a fully completed American National Family of Funds Application (the "Account Application") which includes the Purchaser Suitability Form & Arbitration Agreement (the "Suitability Form"). If you would like to take advantage of the electronic services available, please complete the American National Family of Funds Application Supplement - Electronic Transfer Options (the "Application Supplement") and return it with your new Account Application. Special forms are required when establishing an IRA/SEP or 403(b) plan. Please call Investor Services at (800) 231-4639 and request the special forms when establishing retirement plans. Keep in mind when opening an account that transactions by telephone will only be permitted if all of your account(s) are registered in the identical name.

PURCHASE AMOUNTS: The initial purchase amounts for the Government Income Series and the Tax Free Series is $100 while the initial purchase amount for the Primary Series is $1,000. Subsequent purchase amounts for the Government Income Series and the Tax Free Series is $20 and the subsequent purchase amount for the Primary Series is $100. These initial investment minimums are waived when purchases are part of certain systematic investment programs see "SPECIAL PURCHASE PLANS AND SERVICES" for additional information on reduction of the minimums). The Fund reserves the right to reject any purchase.

PURCHASES BY MAIL: Investors are to make their check(s) payable to SM&R and send the check(s) to the address indicated above. Please note that third party checks will not be accepted to open a new account, except for IRA Rollover checks that are properly endorsed. Investors making subsequent investments by mail must indicate their name, the account number and the name of the Series being purchased. The investor can use the remittance slip attached to the confirmation statement.

PURCHASES BY WIRE: To ensure proper crediting of a wire investment, an investor must have an executed Account Application, Suitability Form and Application Supplement on file with the transfer agent. The investor may then wire his investment by providing the following instructions to his bank:

    The Moody National Bank of Galveston
    ABA #133100091
    Securities Management and Research, Inc.
     #035 868 9
    Name of Fund (eg. Government Income
     Series)
    Fund Account Number (number appears on
     your confirmation statement)
    Investor's Name (eg. Mary Smith, IRA)

  If wires are received after 3:00 p.m. Central Time or during a bank holiday or SM&R business holiday, purchases will be made at the price determined on the next business day. A wire fee in the amount $8.00 will be charged the investor for wires under $5,000.

PURCHASES BY EXCHANGE: Call Investor Services if you have established telephone exchange privileges on your account. See SPECIAL PURCHASE PLANS and SERVICES "Exchange Privilege" for procedures and additional information relating to telephone exchanges. For limitations on exchanges refer to "Excessive Trading" also under SPECIAL PURCHASE PLANS and SERVICES.

WHEN ARE PURCHASES EFFECTIVE?

  Purchases received in proper form by SM&R prior to the close of the New York Stock Exchange (currently 3:00 p.m., Central Time) (the "Exchange") on any SM&R business day, or received prior thereto on any SM&R business day by a securities dealer having a dealer contract with SM&R and reported to SM&R prior to SM&R's close of business (currently 4:30 p.m., Central Time) on the same day, will be effective and executed at the applicable Offering Price determined at the close of the Exchange on that day. It is the responsibility of any such dealer and not SM&R to establish procedures to assure that purchases received before the close of the Exchange on an SM&R business day will be reported to SM&R before SM&R's close of business on that same day. Purchases received after the close of the Exchange, on customary national business holidays, or on an SM&R holiday will be effective upon and made at the Offering Price determined as of the close of the Exchange on SM&R's next business day that such Exchange is open for trading.

  If payments for purchases are transmitted by bank wire to the Bank and reported to SM&R prior to the close of the Exchange on any SM&R business day, the investor will purchase at the Offering Price determined and become a shareholder as of the close of the Exchange on that same day. Purchases by wire payments reported by the Bank to SM&R after the close of the Exchange, on customary national business holidays, or on an SM&R holiday, will be effective on and made at the Offering Price determined on SM&R's next business day. Procedures for transmitting Federal Funds by wires are available at any national bank, or any state bank which is a member of the Federal Reserve System.

  SM&R's business holidays are Good Friday, Memorial Day, Independence Day, Labor Day,

Thanksgiving Day, the Friday following Thanksgiving Day, two (2) days at Christmas and New Years Day. If Christmas Day is a weekday other than Monday, Christmas Day and Christmas Eve Day are business holidays. If Christmas Day is Monday, Christmas Day and the preceding Friday will be business holidays. If Christmas Day is a Saturday, the preceding Thursday and Friday will be business holidays. If Christmas Day is a Sunday, the preceding Friday and the following Monday will be business holidays. If New Years Day is a Saturday the preceding Friday will be a business holiday and if New Years Day is a Sunday, the following Monday will be a business holiday.

DETERMINATION OF OFFERING PRICE

  The Government Income Series and the Tax Free Series offering price is determined once each day and is comprised of that Series' net asset value plus the sales charge computed at the rates set forth in the applicable tables below.

  Net asset value per share is determined by dividing the market value of the securities owned by the Series, plus any cash or other assets (including dividends accrued but not collected), less all liabilities of such Series (including accrued expenses but excluding capital and surplus), by the number of shares of the Series outstanding. Net asset value is currently determined as of 3:00 p.m., Central Time on each business day and on any other day in which there is a sufficient degree of trading in such Series' investment securities that the current net asset value of such Series' shares might be materially affected by changes in the value of its portfolio of investment securities. Each Series of the Fund reserves the right to compute such Series' net asset value at a different time, or to compute such value more often than once daily as provided in the Fund's current prospectus.

  Shares of the Primary Series may be purchased without a sales charge. Accordingly, the offering price for shares of the Primary Series is that Series' net asset value. During such times that the Primary Series is invested primarily in commercial paper having maturities of less than sixty (60) days, the offering price for such series will be relatively stable. However, even during such times, the Primary Series cannot assure a dollar for dollar return on the amount invested.

  For a more complete description of the procedures involved in valuing various fund assets, see "Offering Price" in the Fund's Statement of Additional Information.

GOVERNMENT INCOME SERIES AND TAX FREE SERIES

                                                                                     (3)
                                                                                 Discount to
                                              (1)                (2)              Selected
                                       Sales Charge as a  Sales Charge as a     Dealers as a
                                         Percentage of    Percentage of Net     Percentage of
Amount of Investment                    Offering Price     Amount Invested     Offering Price

Less than $100,000                           4.5%               4.7%                4.0%
$100,000 but less than $250,000              3.5%               3.6%                3.0%
$250,000 but less than $500,000              2.5%               2.6%                2.0%
$500,000 and over*                           None               None                None

*In connection with purchases of $500,000 or more, SM&R may pay its representatives and broker-dealers from its own profits and resources, a per annum percent of the amount invested as follows: Year 1-- Government Income and Tax Free Series 0.35% and Year 2--0.25%, respectively, the Primary Series 0.10% for Years 1 and 2. In the third and subsequent years, SM&R may pay 0.075% per annum, in quarterly installments, to those representatives and broker-dealers with accounts totaling assets of $1 million or more.

  The reduced sales charge rates set forth above apply to purchases of the Government Income Series and Tax Free Series, either singly or in combination with purchases of shares of the American National Funds Group at the respective sales charges applicable to each, made at one time by:

    (1) Any individual;

    (2) Any individual, his or her spouse, and trusts or custodial accounts for their minor children;

    (3) A trustee or fiduciary of a single trust estate or single fiduciary account.

  Purchases in the Government Income Series will also receive a reduction in sales charge pursuant to the rates set forth in the table above for purchases either singly or in combination with purchases of shares of the American National Funds Group at the respective sales charges applicable to each, made at one time by:

    (1) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code; and

    (2) Employees or employers on behalf of employees under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.

  Furthermore, purchases by any "company" or employee benefit plans not qualified under Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the Government Income Series or Tax Free Series will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the Fund prospectus available to individual investors or employees, forwarding investments by such employees to the Fund, and the like.

  All direct sales expenses, including the cost of prospectuses for prospective shareholders, are paid by SM&R, and no sales expense is borne by the Fund.

SPECIAL PURCHASE PLANS AND SERVICES

  The Fund offers the following services to its shareholders to facilitate investment in the Fund. At this time, there is no charge to the shareholder for these services. Shareholders will be notified should the Fund find it necessary to impose fees for such services in the future. However, shareholders electing the ACH plan should check with their financial institution for any additional charges imposed for this service. For additional information contact your registered representative or SM&R.

ELECTRONIC TRANSFERS (ACH)--The electronic transfer option allows you to move money between your Fund account(s) and your bank, savings and loan, or credit union account using the Automated Clearing House (ACH) network. To arrange for electronic transfers, complete this section on the Application, at the time you open your account and specify the type of service or services desired. Attach a voided, preprinted check or deposit slip from your checking, savings and loan or credit union account. PASSBOOK SAVINGS ACCOUNTS ARE NOT ELIGIBLE FOR THE ELECTRONIC TRANSFER OPTION. ADDITIONALLY, YOUR BANK MUST BE A MEMBER OF THE AUTOMATED CLEARING HOUSE (ACH) NETWORK FOR YOU TO TAKE ADVANTAGE OF THIS SERVICE. You will receive a confirmation verifying initialization of the electronic transfer option and may begin conducting transactions in your account(s) under this option three (3) weeks after receipt of the verification notice from SM&R. If this option is elected after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s).

TELEPHONE SERVICES--You can take advantage of this service by completing the appropriate sections of the Application when opening your account. Through this service, you will be able to purchase by ACH, redeem and exchange shares on those accounts for which you have an executed Application on file and have received written verification from SM&R that the service has been initialized as explained under Electronic Transfers above. If this option is elected after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s). PLEASE NOTE THAT THE TELEPHONE REDEMPTION OPTION IS NOT AVAILABLE TO RETIREMENT PLANS.

  The Funds have implemented the following security procedures intended to protect your account from losses resulting from unauthorized or fraudulent telephone instructions: The caller will be required to know (i) the name of the Fund or Funds; (ii) all digits of the account number; (iii) the exact name and address used in the registration(s); and (iv) the Social Security or Employer Identification Number listed on the account(s). Additionally, all telephone transactions will be recorded for your protection.

  Neither the Funds nor SM&R will be responsible for the authenticity of transaction instructions received by telephone which comply with the current security procedures and other requirements. SM&R believes that such security procedures and other requirements are reasonable and, if followed, you should bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account(s).

AUTOMATIC INVESTMENT PLAN--Through this plan, a specified amount is electronically transferred (via ACH) from your bank account and invested monthly, bi-monthly, quarterly or annually into the designated fund(s) at the applicable offering price determined on the date of the electronic transfer.

DISCOUNTS THROUGH A RIGHT OF ACCUMULATION--If you already own shares of the Government Income Series , Tax Free Series and/or any of the funds in the American National Funds Group (collectively these Series and funds shall hereinafter be referred to as the "Group"), you may be able to receive a discount when you buy additional shares. The offering value of the shares you already own may be "accumulated" - i.e. combined together with the offering value of the new shares you plan to buy - to achieve quantities eligible for discount. See "SPECIAL PURCHASE PLANS" in the Statement of Additional Information for further information about certain rules that apply when taking advantage of the right of accumulation.

LETTER OF INTENT--An investor may immediately qualify for a reduced sales charge on purchases of shares of the Group by completing the Letter of Intent section of the application. Under a Letter of Intent an investor expresses an intention to invest during the next 13 months a specified amount in the Group which, if made at one time, would qualify for a reduced sales charge. A minimum initial investment equal to ten percent (10%) of the amount necessary for the applicable reduced sales charge is required when a Letter of Intent is executed. Five percent

(5%) of the total intended purchase amount will be held in escrow in shares of the Group registered in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. Shares held in escrow under a Letter of Intent are not subject to the exchange privilege until the Letter of Intent is completed or canceled. A Letter of Intent does not represent a binding obligation on the part of the investor to purchase or the Group to sell the full amount of shares specified. (See the Investor's Letter of Intent on the Application and "SPECIAL PURCHASE PLANS" in the Statement of Additional Information.)

GROUP SYSTEMATIC INVESTMENT PLAN--SM&R can establish a Group Systematic Investment Plan with an employer having 5 or more participants under a single payroll deduction arrangement. The Minimum Initial Investment amount requirement per account is waived for such plans. However, all other investment amount minimums apply. Contact SM&R for further information regarding such plans.

PURCHASES AT NET ASSET VALUE--After receipt of written request by SM&R, shares of the Government Income Series and the Tax Free Series may be purchased at net asset value per share without a sales charge by: (a) present and retired directors, officers and full-time employees of the Fund; (b) present and retired directors, officers, registered representatives and full-time employees of SM&R and their spouses; (c) present and retired officers, directors, insurance agents and full-time employees and their spouses of American National and its subsidiaries and its "affiliated persons," as defined in the Investment Company Act of 1940, and of any corporation or partnership for which any of American National's present directors serve as a director or partner, and their spouses;
(d) present and retired partners and full-time employees of legal counsel to SM&R and officers and directors of any professional corporations which are partners of such legal counsel and their spouses; (e) any child, step-child, grandchild, parent, grandparent, brother or sister of any person named in (a),
(b), (c), or (d) above and their spouses; (f) any trust, pension, profit-sharing, IRA or other benefit plan for any of such persons mentioned in
(a), (b), (c), (d) or (e); (g) custodial accounts for minor children of such persons mentioned in (a), (b), (c), (d) or (e) pursuant to the Uniform Gifts to Minors or Uniform Transfers to Minors Acts; (h) persons who have received a distribution from a pension, profit-sharing or other benefit plan, to the extent such distribution represents the proceeds of a redemption of shares of the Government Income Series and/or any fund in the Group; (i) persons receiving rebated amounts through American National Property and Casualty's (ANPAC) "Cash Back Program" to the extent the proceeds represent the amount of the rebate, (j) trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority or they serve as a directed trustee and which are held in a fiduciary, agency, advisory, custodial or similar capacity; (k) accounts managed by SM&R; (l) stockholders of American National Insurance Company; (m) policyholders of American National subsidiaries who have entered into an NAV agreement with SM&R; (n) registered representatives and employees of securities dealers with whom SM&R has a selling agreement; and (o) officers, directors, trustees, employees and members of any non-profit business, trade, professional charitable, civic or similar associations and clubs with an active membership of at least 100 persons who have entered into an NAV agreement with SM&R. However, shares of the Tax Free Series should not be purchased by those individuals mentioned in (f) and (g) above.

  Neither the Funds nor SM&R are responsible for determining whether or not a prospective investor qualifies under any of the above categories for receipt of net asset value. This determination is the sole responsibility of the prospective investor.

WEALTH ACCUMULATION ACCOUNT--Shareholders having account balances of at least $2,500 in the Primary Series may open a Wealth Accumulation Account, which will provide them with an automatic dollar cost averaging plan. Automatic monthly purchases of the shares of other funds in the Group may be made by exchanges from the shareholder's Primary Series Wealth Accumulation Account. Purchases of the other funds must be at least $50 and, unless terminated by the shareholder, will continue as long as the balance of the Primary Series Wealth Accumulation Account is sufficient. Additional investments may be made to a Primary Series account designated as a Wealth Accumulation Account to extend the purchase period under the plan. However, if additional investments are received by SM&R less than ten (10) days prior to the 20th of the month, such investments will not be available for use under the Wealth Accumulation Account until the 20th of the following month. If the 20th of the month is an SM&R holiday, the purchase will be processed on the next business day.

  Purchases made will be subject to the applicable sales charge of the fund whose shares are being purchased. Changes in amounts to be purchased, the funds being purchased, and termination of a Wealth Accumulation Account will be made within five (5) business days after written instructions are received by SM&R in proper form (ie: signed by the owner(s) of record exactly as registered).

  Shareholders' rights to make additional investments, to exchange shares and to redeem shares in the Primary Series and any of the funds in the Group are not affected by a shareholder's participation in a Wealth Accumulation Account. However, check writing privileges and expedited redemption by telephone are not available for the Primary Series accounts designated as a part of the Wealth Accumulation Account.

EXCHANGE PRIVILEGE--SM&R desires to make it convenient for all shareholders to make exchanges without the payment of an exchange fee. However, some Series and some members of the American National Funds Group have no sales charges and/ or variable sales charges which complicates the exchange process. In an effort to simplify the procedure, but at the same time consistently treat all investors the same, the following rules and procedures have been adopted.

  Shares held in accounts opened for more than one (1) year may be exchanged on the basis of their respective net asset values, without a sales charge. THIS PRIVILEGE IS ONLY AVAILABLE IN STATES WHERE THE FUND AND THE AMERICAN NATIONAL FUNDS GROUP ARE REGISTERED AND THE EXCHANGE MAY BE LEGALLY MADE. Such net asset value exchanges do not apply to shares purchased by an exchange of Primary Series shares, except through re-exchange of certain Primary Series shares as described below.

  Shares of any Series or fund held in escrow under a Letter of Intent are not eligible for the exchange privilege and will not be released unless the Letter of Intent balance invested during the period equals or exceeds the Letter of Intent amount or the shareholder requests, in writing, that the Letter of Intent be canceled and adjustments made prior to the exchange.

  Shares of the Primary Series acquired through an exchange from one of the members of the Group and all additional shares acquired through reinvested dividends on such exchanged shares may be RE-EXCHANGED for shares of the members of the Group. RE-EXCHANGES may not be effected through the use of the Primary Series check writing option. (See "Check Writing Option") The RE-EXCHANGE privilege may not be used to avoid payment of a differential in sales charge between the members of the Group.

  A telephone exchange request or a written request for exchange of shares of the Fund or the American National Funds Group is permitted only in the following circumstances: (a) the exchange must be made between accounts having identical registrations and addresses; (b) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (c) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (d) full payment for the shares being exchanged must have been received by SM&R; (e) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate Internal Revenue Service Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status); (f) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten (10) business days, and all other shares are held in an account for at least one business day, prior to the exchange; (g) certificates representing shares must be returned before such shares can be exchanged; and
(h) a prospectus for the shares being received in the exchange must have been obtained.

  The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by the participating funds or by SM&R at any time. ANY GAIN OR LOSS REALIZED ON AN EXCHANGE OR RE-EXCHANGE MAY BE RECOGNIZED FOR FEDERAL AND STATE INCOME TAX PURPOSES. YOU SHOULD CONSULT YOUR TAX ADVISOR FOR THE TAX TREATMENT AND EFFECT OF EXCHANGES.

EXCESSIVE TRADING--Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the Fund and raise the Fund's expenses. We define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

  For example, you are in Fund A. You can move substantial assets from Fund A to Fund B and, within the next 120 days, sell your shares in Fund B to return to Fund A or move to Fund C. If you exceed the number of trades described above, you may be barred indefinitely from further transactions between the participating funds.

  There are two types of transactions exempted from the excessive trading guidelines. They are, redemptions that are not part of exchanges and systematic purchases or redemptions.

  Any gain or loss realized on such an exchange may be recognized for federal and state income tax purposes. The investor should consult its own tax adviser for the treatment of exchanges for tax purposes.

RETIREMENT PLANS

  The following retirement plans may be funded with shares of the Government Income Series or the Primary Series: Individual Retirement Accounts (IRAs); Simplified Employee Pension Plans (SEPs); 403(b) Custodial Accounts (TSAs) and corporate retirement plans. Information concerning IRAs and TSAs and the forms necessary to adopt such plans, can be obtained by contacting your registered representative or calling SM&R. A regular Fund application should be used when establishing a corporate retirement plan. The minimum initial purchase for each Series is $100. The minimum subsequent purchase is $20 for the Government Income Series and $100 for the Primary Series. SM&R acts as trustee or custodian for IRAs, SEPs and TSAs for the Fund. An annual custodial fee of $7.50 will be charged for any part of a calendar year in which an investor has an IRA, SEP or TSA in the Fund and will be automatically deducted from each account. Documents and forms containing detailed information regarding these plans are available from your representative or SM&R. An individual considering a retirement plan may wish to consult with an attorney or tax adviser.

  Because IRAs, SEPs, TSAs, other tax exempt persons and other qualified plans are exempt from federal income tax, they will be unable to benefit from the general tax-exempt nature of the Tax Free Series. Accordingly, the Tax Free Series is not generally considered to be suited for such plans or persons.

DIVIDENDS AND DISTRIBUTIONS

  The Government Income Series and Tax Free Series will declare and pay dividends from net investment income monthly and net realized short-term or long-term capital gains, if any, annually.

  At 3:00 p.m., Central Time, on each day that the Exchange is open for trading other than SM&R's business holidays described above, the Primary Series will declare a dividend of all of its net investment income to shareholders already of record. Such dividends will be paid monthly.

  Dividends and capital gains will be automatically reinvested at net asset value in additional shares of the Series making such distribution unless SM&R is instructed otherwise in writing. Distributions not reinvested are paid by check or transmitted to your bank account through an ACH transaction, if elected. If the Postal Service cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your distribution check in your account at the net asset value on the business day of the reinvestment and to reinvest all future distributions in shares of the Fund. Dividends and capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earning base. Of course, any shares so acquired remain at market risk.

  Shareholders have the right to change their election with respect to the receipt of distributions by notifying SM&R in writing, but any such change will be effective only as to distributions for which the record date is seven or more business days after SM&R has received the shareholder's written request.

  In order to be entitled to a dividend, an investor must have acquired shares of a series prior to the close of business on the record date. A shareholder should be cautioned, however, before purchasing shares of a series immediately prior to a distribution. Dividends and distributions paid by the Fund have the effect of reducing net asset value per share on the record date by the amount of the payment.

Therefore, a dividend or distribution of record shortly after the purchase of shares by an investor represents in substance, a return of capital.

TAXES

  Each Series of the Fund is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in a timely manner, therefore, it is not expected that the Fund will be required to pay federal income taxes.

  For federal income tax purposes, any income dividends derived from taxable investments which the shareholder receives from such Series of the Fund, as well as any distributions derived from net short-term capital gain are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Distributions derived from net long-term capital gain will be taxable as long-term capital gains regardless of the length of time the shareholder has owned such Series' shares and regardless of whether such distributions are received in cash or in additional shares. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous years.

  The Tax Free Series expects the dividends it pays to shareholders from interest on municipal securities generally to be exempt from federal income tax because the Series intends to satisfy certain requirements of the Internal Revenue Code, as amended. Such exempt-interest dividends are derived from interest income exempt from regular federal income tax, and not subject to regular federal income tax for the Series' shareholders. Shareholders will, however, be required to disclose on their federal income tax return the amount of tax-exempt interest earned during the year, including exempt-interest dividends received.

  Current federal tax law limits the types and volume of securities qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt securities and distributions by the Tax Free Series of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. All exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Current federal tax law may also affect the availability of municipal obligations for investment by the Series and the value of the Series' portfolio.

  Redemptions and exchanges of shares in each Series of the Fund are taxable events on which a shareholder may realize a gain or loss. Shareholders of the Tax Free Series should be careful about redeeming shares immediately prior to the record date of an "exempt-interest dividend" because the redemption may cause the shareholder to realize a taxable gain even though a portion of the redemption proceeds may represent a pro rata share of tax exempt interest earned by the Series. Shareholders should consult with their tax advisers concerning the tax reporting requirements in effect on the redemption or exchange of such shares.

  The Fund may be required to report to the Internal Revenue Service ("IRS") any taxable dividends or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number and made certain required certifications that appear in the Application. A shareholder may also be subject to backup withholding if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

  Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding taxes to distributions received by them from the Fund.

  Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met within the fund.

  At the end of each calendar year, the Fund will advise its shareholders regarding the tax status of all distributions made during each taxable year, including the portion of the dividends which comprise taxable income, exempt income and interest income that is a tax preference item under the alternative minimum tax. Shareholders should consult their own tax advisers with respect to the application of their state and their local tax laws to these distributions and redemption proceeds received from the Fund. Additional information regarding taxation is included in the Statement of Additional Information.

IMPORTANT: The Fund reserves the right to (1) refuse to open an account for any person failing to provide a taxpayer identification number, certified as correct and (2) close an account by redeeming its shares in full, at the then current net asset value, upon receipt of notice from the IRS that the taxpayer identification number certified as correct by the shareholder is in fact incorrect.

HOW TO REDEEM

  Shares of the Fund will be redeemed at the net asset value determined on the date the request is received by SM&R in "Proper Form", as defined in "PROPER FORM" below, at no charge. A redemption request must be addressed to Securities Management and Research, Inc., One Moody Plaza, 14th Floor, Galveston, Texas 77550.

  If uncertain of the redemption requirements, investors should call Investor Services or write SM&R. Payment will be made as soon as practicable and normally within seven days after receipt of a redemption request in Proper Form.

  If the shares being redeemed were purchased by wire, certified check, money order, or other immediately available funds, redemption proceeds will be mailed no later than the seventh calendar day following receipt. For shares purchased by a personal check or ACH transfer, SM&R will process your redemption but will generally delay sending you the proceeds for up to ten (10) business days to allow the check or transfer to clear.

TELEPHONE REDEMPTIONS--You may request redemptions by telephone if you have completed the Application Supplement and requested this option. This redemption feature can only be used if: (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account indicated on the Application Supplement; (b) there has been no change of address of record or pre-authorized bank account within the preceding 30 business days; (c) the shares to be redeemed are not in certificate form; (d) the security procedures discussed under the EXCHANGE PRIVILEGE have been met; and (e) the proceeds of the redemption do not exceed $25,000.

SYSTEMATIC WITHDRAWAL PLAN--The Fund has a Systematic Withdrawal Plan, ("Withdrawal Account") which permits shareholders having an account value of $5,000 or more to automatically withdraw a minimum of $50 monthly or each calendar quarter on or about the 20th of the applicable month. Shareholders maintaining a Withdrawal Account may elect to have the withdrawal proceeds automatically deposited in their pre-authorized bank account via an ACH transaction. This is accomplished by completing an Application Supplement and returning it to SM&R. Refer to SPECIAL PURCHASE PLANS and SERVICES--Electronic Transfers for additional information. The Fund and SM&R discourage shareholders from maintaining a Withdrawal Account while concurrently purchasing shares of the Government Income Series or the Tax Free Series because of the sales charge involved in additional purchases. Dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal payment is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account. Certificates are not issued for shares held in a Withdrawal Account and certificates held, if any, must be surrendered when shares are transferred to a Withdrawal Account. No account covered by a Letter of Intent can be changed to a Systematic Withdrawal Plan until such time as the Letter of Intent is fulfilled or terminated, nor can an account under a Systematic Withdrawal Plan be placed under a Letter of Intent.

REINVESTMENT PRIVILEGE--Within ninety (90) days of a redemption (sixty (60) days for qualified plans), a shareholder may invest all or part of the redemption proceeds in shares of the Primary Series and any of the funds in the Group at the net asset value next computed after receipt of the proceeds to be reinvested by SM&R. The shareholder must ask SM&R for this one-time privilege at the time of reinvestment. Prior to reinvestment of redemption proceeds, a shareholder is encouraged to consult with his accountant or tax advisor to determine any possible tax ramifications of such a transaction. Each fund managed by SM&R may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of the amendment, suspension or cessation.

  For further information about the "Systematic Withdrawal Plan" and "Reinvestment Privilege", contact a registered representative or SM&R.

"PROPER FORM"--means the request for redemption must include: (1) your share certificates, if issued; (2) your letter of instruction or a stock assignment specifying the Fund, account number, and number of shares or dollar amount to be redeemed. Both share certificates and stock powers, if any, must be endorsed and executed exactly as the Fund shares are registered. It is suggested that certificates be returned by certified mail for your protection; (3) any required signature guarantees (see "Signature Guarantees" below); and (4) other supporting legal documents, if required in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans and other organizations.

  Please keep in mind that as a shareholder, it is your responsibility to ensure that all requests are submitted to the Fund's transfer agent in Proper Form for processing.

SIGNATURE GUARANTEES--This guarantee carries with it certain statutory warranties relied upon by the transfer agent. This guarantee is designed to protect the investor, the Fund, SM&R and its representatives through the signature verification of each investor wishing to redeem or exchange shares. Signature guarantees are required when: (1) the proceeds of the redemption exceed $25,000; (2) the proceeds (in any amount) are to be paid to someone OTHER THAN the registered owner(s) of the account; (3) the proceeds (in any amount) are to be sent to any address OTHER THAN the shareholder's address of record, pre-authorized bank account or exchanged to one of the other funds managed by SM&R; (4) in transactions involving share certificates, if the redemption proceeds are in excess of $25,000; or (5) the Fund or its transfer agent believes a signature guarantee would protect against potential claims based on the transfer instructions, including, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions, (c) the Fund or transfer agent have been notified of an adverse claim, (d) the instructions received by the Fund or transfer agent are given by an agent, not the actual registered owner, (e) it is determined that joint owners who are married to each other are separated or may be subject to divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association or other entity has not been established to the satisfaction of the Fund or transfer agent.

  Acceptable guarantees can be obtained from an "eligible guarantor institution" as defined in rules adopted by the Securities and Exchange Commission. Eligible guarantor institutions include banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or broker, credit unions (if authorized under state law), national securities exchanges, registered securities associations and institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program or an SM&R representative who has executed an agreement and received authorization from SM&R. IMPORTANT: Witnessing or notarization is not sufficient.

TEXAS OPTIONAL RETIREMENT PROGRAM GOVERNMENT INCOME SERIES AND PRIMARY SERIES ONLY--Primary Series and Government Income Series shares in any account established under the Texas Optional Retirement Program may not be redeemed unless satisfactory evidence is received by SM&R from the state that one of the following conditions exist: (1) death of the employee; (2) termination of service with the employer; or (3) retirement of employee.

CHECK WRITING OPTION PRIMARY SERIES ONLY-- Check writing is available in the Primary Series to investors having an account value of $1,000 or more. $250 is the minimum check amount under the check writing option. This option is not available on IRA's, SEP's or TSA's. Shareholders wishing to avail themselves of this option must complete the check writing option signature card in the prospectus. After obtaining specimen signatures and the fully executed card, SM&R will order checks and arrange for the shareholder's checks to be honored by a bank. Investments made by personal check or third party check will be held for fifteen (15) business days following the investment during which time checks may not be drawn on the amount of such investment. This service may be terminated or suspended or additional charges may be imposed for this service. Shareholders will be provided the initial checkbook free of charge. There will be a $5 fee for re-orders. Shareholders will be allowed to write ten (10) checks free each calendar quarter.

  When a check is presented for payment, SM&R, as the shareholder's agent, will cause the Fund to redeem a sufficient number of full and fractional shares to cover the amount of the check. Shareholders will continue to be entitled to dividends on their shares up to the time the check is presented to SM&R for payment. If the amount of the check is greater than the value of the shares held in the shareholder's account for more than fifteen (15) business days at the time the check is presented for payment, the check will be returned to the payee as not being covered by sufficient funds, and the shareholder will be subject to extra charges as a result.

REDEMPTION OF SMALL ACCOUNTS.--The Fund reserves the right to redeem shares in any account (which will be promptly paid to the shareholder) if, due to your redemptions, the value of your account falls below $100 in the case of the Government Income Series and Tax Free Series or $1,000 in the Primary Series. You will be notified that the value of your account is less than the required minimum indicated above and allowed at least 60 days to make an additional investment to increase the value of your account above the required minimum. The Board of Directors may, from time to time, change such required minimum investment.

RIGHTS RESERVED BY THE FUND--The Fund, acting through its transfer agent, reserves the right to waive or lower investment minimums; to accept initial purchases by telephone from a registered representative; to refuse any purchase order; to cancel or rescind any purchase or exchange at any time prior to receipt by the shareholder of written confirmation or, if later, within five (5) business days of the transaction; to freeze an account and suspend account services when notice has been received of a dispute involving the account owners or other parties or there is reason to believe a fraudulent transaction may occur; to restrict or refuse the use of faxed redemptions where there is a question as to the validity of the request or proper documents have not been received; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions not believed to be genuine.

OTHER INFORMATION CONCERNING THE FUND

SHARING OF FUND EXPENSES.--Each Series bears its proportionate share of the Fund's general expenses not susceptible of direct allocation. Such general expenses include the Fund's organizational expenses, directors' fees and joint fidelity bonds, which are pro-rated based on the relative amount of each Series' assets, and prospectus and shareholder report expenses, which are pro-rated based on the relative number of each Series' shareholders. Organizational expenses for the Tax-Free Series were paid by the adviser.

AUTHORIZED STOCK.--The shares of each Series, when issued, will be fully paid and non-assessable, will have no conversion or similar rights, and will be freely transferable. Each share of stock will have a pro-rata interest in the assets of the Series to which the stock of that class relates and will have no interest in the assets of any other Series.

  As of December 1, 1997, SM&R and its parent, American National Insurance Company, owned 3.60% and 64.67%, respectively, of the outstanding shares of the Fund; 20.01% and 27.44%, respectively of the outstanding shares of the Government Income Fund Series; 2.23% and 67.40%, respectively of the outstanding shares of the Primary Fund Series; 11.71% and 58.53%, respectively of the outstanding shares of the Tax Free Fund Series. Any person who owns directly or indirectly more than 25% of the outstanding voting securities of the Fund or a Series is presumed by the Investment Company Act of 1940 to "control" the Fund or the Series, and may be able to significantly influence the outcome of any shareholder vote. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of the Fund or a Series generally would be able to cast the deciding vote. By virtue of their stock ownership, SM&R and American National control the Fund's operations, including the ability to make changes in the fundamental investment objectives and restrictions of each Series of the Fund, as well as the ability to increase investment advisory fees, notwithstanding other shareholders' votes to the contrary. Holders of shares of any Series are entitled to redeem their shares as set forth under HOW TO REDEEM.

VOTING RIGHTS.--Within the respective Series, all shares have equal voting, participation and liquidation rights, but have no subscription, preemptive, conversion or cumulative voting rights.

  On certain matters, such as the election of directors, all shares of each Series vote together, with each share having one vote. On other matters affecting a particular Series, such as the Investment Advisory Contract or fundamental investment policies, only shares of that Series are entitled to vote, and a majority of the shares of that Series are required for approval of the proposal.

ADDITIONAL INFORMATION.--This Prospectus and the Statement of Additional Information referred to on the cover page do not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

  For further information, shareholders may also contact SM&R, whose address and phone number are set forth on the cover of this Prospectus.

PORTFOLIO MANAGERS' DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
AMERICAN NATIONAL GOVERNMENT INCOME FUND SERIES

  Over the last twelve months ended August 31, 1997, the economy continues to expand at a steady pace while inflation remains benign. In this economic environment, the Federal Reserve only changed the Fed Funds rate once, nudging it up 25 basis points (or .25 percent) on March 25, 1997. The good economic news has provided a favorable environment for most markets, notably the equity and corporate bond markets. Government securities, however, have enjoyed only limited participation in this rally. This is because government securities are the favored investment vehicle during heightened volatility or economic slowdown and, thus far, most investors have felt no need to retreat to these safer instruments. Mortgage-backed securities have fared the same over the past twelve months, but, as rates have trended down, mortgages have been left vulnerable to refinancing.

  Investments in intermediate (ten-year maturity) and long-term (thirty-year maturity) Treasuries provided investors with low, double-digit returns over the past twelve months as yields declined approximately 55 basis points. However, twice over the past twelve months, investor's fears of returning inflation caused yields to back up before rallying (or declining). Mortgage-backed securities provided investors with low, double-digit returns as well with only slightly less volatility.

  We continue to "stay the course" with your fund and not make any significant portfolio changes. The collateralized mortgage obligations (or CMOs), which comprise over 30% of the portfolio, provide stability during the recent periods of interest rate volatility. Earlier in the fiscal year, we continued our program of swapping out of the agencies in the portfolio with less than one year of call protection into agencies with two to three years of call protection. This enabled us to maintain the current coupon yield as well as the opportunity to take advantage of the rally in interest rates.

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GOVERNMENT INCOME FUND
                                     SERIES
        AND LEHMAN BROTHERS GOVERNMENT/MORTGAGE-BACKED SECURITIES INDEX
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                  GOVERNMENT INCOME FUND SERIES
16-Mar-92                                                                                  $10,000
31-Aug-92                                                                                  $10,310
31-Aug-93                                                                                  $11,365
31-Aug-94                                                                                  $11,091
31-Aug-95                                                                                  $12,405
31-Aug-96                                                                                  $12,731
31-Aug-97                                                                                  $13,924
Past performance is not predictive of future performance.

                                                                   LEHMAN BROTHERS GOVERNMENT/MORTGAGE-BACKED SECURITIES INDEX
16-Mar-92                                                                                                                   $10,000
31-Aug-92                                                                                                                   $10,711
31-Aug-93                                                                                                                   $11,832
31-Aug-94                                                                                                                   $11,670
31-Aug-95                                                                                                                   $12,944
31-Aug-96                                                                                                                   $13,483
31-Aug-97                                                                                                                   $14,798
Past performance is not predictive of future performance.

  The Government Income Fund Series' performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value and consider the effect of the Fund's 4.50% maximum sales charge. The Fund's operations began March 16, 1992. The Government Income Fund Series' average annual total return was 4.43% for the twelve months ended August 31, 1997, 5.20% for the five years ended August 31, 1997 and 6.25% from inception to August 31, 1997.

PORTFOLIO MANAGERS' DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
AMERICAN NATIONAL PRIMARY FUND SERIES

  Over the past twelve months, short-term interest rates have remained fairly constant, with the yield on the three-month Treasury Bill ranging from a low of 4.90% to a high of 5.20%. A stable, but growing, U.S. economy with relatively low inflation has produced this steady interest rate environment for the short-term maturity range of the fixed income yield curve.

  The American National Primary Fund Series continued the conservative strategy of utilizing short-term commercial paper maturing in one to forty days. Currently, the weighted average maturity of the American National Primary Series is 18 days.

  We monitor domestic and international economic and political developments to determine our investment strategy. When interest rates trend down, as they have over the course of the last two years, we lengthen the average maturity of the fund in order to "lock in" the higher short-term interest rates to the greatest extent possible. However, we maintain our policy of managing a conservative fund with respect to the Fund's overall maturity.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PRIMARY FUND SERIES AND LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                            PRIMARY SERIES-COMPRISED OF     LEHMAN GOVERNMENT/CORPORATE
                                                               COMMERCIAL PAPER WITH        INDEX-COMPRISED OF CORPORATE
                                                                MATURITIES UNDER 60         NOTES AND BONDS AND AGENCIES
                                                              DAYS AND AGENCIES WITH           WITH ONE TO THREE YEAR
                                                              MATURITIES OF LESS THAN               MATURITIES.
                                                             ONE YEAR TO THREE YEARS.
16-Mar-92                                                                        $10,000                           $10,000
31-Aug-92                                                                        $10,150                           $10,495
31-Aug-93                                                                        $10,413                           $11,094
31-Aug-94                                                                        $10,716                           $11,292
31-Aug-95                                                                        $11,252                           $12,140
31-Aug-96                                                                        $11,822                           $12,781
31-Aug-97                                                                        $12,410                           $13,688
Past performance is not predictive of future performance.

  The Primary Fund Series' performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. The Fund's operations began March 16, 1992. The Primary Fund Series' average annual total return, which reflects reinvestment of all dividends and capital gain distributions, as well as changes in net asset value, was 4.98% for the 12 months ended August 31, 1997, 4.10% for the five years ended August 31, 1997 and 4.03% from inception to August 31, 1997.

PORTFOLIO MANAGERS' DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
AMERICAN NATIONAL TAX FREE FUND SERIES

  With the campaign rhetoric recommending a flat tax becoming a distant memory, the tax-free fixed income market generally tracked the taxable fixed income market. As interest rates backed up early in 1997, yields on tax-free securities also rose. Conversely, as the taxable fixed income markets rallied (i.e. bond prices rose as yields declined), the tax-free also participated.

  Investors have been rewarded with high single digit returns for holdings in municipal bonds. However, tax-free securities remain attractive to many investors because income from such portfolios continues to be exempt from federal taxes.

  Over the course of the past year, we remained fully invested in the Tax Free Series portfolio in order to provide our investors with tax-free income. When investors reduced fixed income holdings during periods of rising interest rates, we took advantage of the opportunity to extend the maturity of the portfolio and consolidate holdings. We are also continuing to seek out investments in sectors outside of essential service and general obligation while maintaining the high overall credit quality of the portfolio.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
            TAX FREE FUND SERIES AND LEHMAN BROTHERS MUNICIPAL INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                            TAX FREE FUND SERIES    LEHMAN BROTHERS MUNICIPAL INDEX
9-Sep-93                                                                  $10,000                             $10,000
31-Aug-94                                                                  $9,411                              $9,957
31-Aug-95                                                                 $10,272                             $10,840
31-Aug-96                                                                 $10,805                             $11,408
31-Aug-97                                                                 $11,735                             $12,464
Past performance is not predictive of future performance.

  The Tax Free Fund Series' performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value and consider the effect of the Fund's 4.50% maximum sales charge. The Fund's operations began September 9, 1993. The Tax Free Fund Series' average annual total return was 3.70% for the twelve months ended August 31, 1997 and 4.33% from inception to August 31, 1997.

--------------------------------------------------------------------------------

APPENDIX
(Description of Ratings Used in Prospectus)
--------------------------------------------------------------------------------

BOND RATINGS

  Description of Standard & Poor's Corporation's bond rating:

AAA Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing cir-cumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB,B Bonds rated "BB, B" are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    Description of Moody's Investor's Service, Inc.'s bond ratings:

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds be-cause margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.
A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Description of Fitch Investors Service bond ratings:

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".
A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and cir-cumstance, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than bonds with higher ratings.

MUNICIPAL NOTE RATINGS

  Description of Moody's Investor Service Inc.'s municipal note ratings:

MIG-1/VMG1  Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad- based access to the market for refinancing, or both.

MIG-2/VMG2  Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG-3/VMG3  Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG-4/VMG3  Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

  Description of Standard and Poor's municipal note ratings:

  Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less the ratings below usually will be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1 Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2 Issues carrying this designation have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

  Description of Standard & Poor's Corporation's three highest commercial paper ratings:

  Commercial paper rated "A" by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is generally rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated "A-1", "A-2" or "A-3". "A-1" is the highest commercial paper rating assigned by Standard & Poor's Corporation. "A-2" is the second highest of such ratings.

  Description of Moody's Investors Service, Inc.'s three highest commercial paper ratings:

  Among the factors considered by Moody's Investors Service, Inc. is assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition of the management of obligations which may be present or may arise as a result of public interest questions and proportions to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating in one of three classifications; "P-1", "P-2" or "P-3". "P-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. "P-2" is the second highest of such ratings.

  Description of Fitch Investors Service commercial paper, medium-term notes, and municipal and investment notes.

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5 Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

  Description of Duff & Phelp's two highest commercial ratings:

  Duff & Phelp's commercial paper ratings place emphasis on liquidity, considering not only cash from operations, but access to alternative sources of funds, including trade credit, bank lines and capital markets. Relative differences in strength and weakness is rated by Duff & Phelp's as Duff-1 or Duff-2; Duff-1 being the highest commercial paper rating and Duff-2 being the second highest rating.

  Description of Thompson Bankwatch, Inc.'s two highest commercial ratings:

  Thompson Bankwatch, Inc.'s ratings of United States commercial banks, thrifts, and non-bank banks, non-United States banks, and broker-dealers are based upon among other things, five years's financial information and the issuer's most recent regulatory filings. Relative differences in strength and weakness are rated by Thompson Bankwatch, Inc. as TBW-1 or TBW-2; TBW-1 being the highest commercial paper rating and TBW-2 being the second highest rating.

FEDERAL FUNDS

  As used in this Prospectus and in the Fund's Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

                              TO BE COMPLETED FOR
             AMERICAN NATIONAL PRIMARY SERIES ACCOUNTS ONLY (4/96)

REDEMPTION BY     Primary Series Account No.
TELEPHONE OR      ------------------------------------
WIRE              (Bank) / / I (we) hereby authorize American National Primary
                  Series (the "Series") and SM&R (the "Transfer Agent") to honor any telephonic or telegraphic instructions for redemption, without signature guarantee, of any or all shares
                             held in my (our) account, provided that the
                             proceeds are transmitted only to the bank account
                             designated below. If the procedure for telephone
                             redemption, as described in the Prospectus, have
                             been followed, neither the Series nor the Transfer
                             Agent shall have any liability to me (us) for
                             acting upon such instructions regardless of the
                             authority or absence thereof of the person giving
                             the instructions, and I (we) will indemnify and
                             hold harmless the Series and the Transfer Agent
                             from and against all losses, claims, expenses and
                             liabilities that may arise out of or be in any way
                             connected with a redemption of shares under the
                             telephone redemption procedure, as described in the
                             prospectus.
                              (Not Available for tax qualified plans)
                  --------------------------------------------------------------
                  Name of Account at Bank            Bank Account No.
                  ABA/Routing No.
                  --------------------------------------------------------------
                  Name of Bank (including name of branch and bank's routing
                  code)
                  --------------------------------------------------------------
                  Clearing Bank Information, if applicable (name of bank and ABA
                  No.)
                  --------------------------------------------------------------
                  Address of Bank        City        State        Zip
                  (        )
                  --------------------------------------------------------------
                  Phone Number of Bank
TELEPHONE         (SM&R) / / I (we) hereby authorize American National Primary
EXCHANGE          Series (the "Series") and SM&R (the "Transfer Agent") to honor
BETWEEN           any telephonic or telegraphic instructions for redemption,
FUNDS                        without signature guarantee of any or all shares
                             held in my (our) account, provided that the
                             proceeds are transmitted only to the account
                             designated below. Neither the Series nor the
                             Transfer Agent shall have any liability to me (us)
                             for acting upon such instructions regardless of the
                             authority or absence thereof of the person giving
                             the instructions, and I (we) will indemnify and
                             hold harmless the Series and the Transfer Agent
                             from and against all losses, claims, expenses and
                             liabilities that may arise out of or be in any way
                             connected with the redemption of shares under the
                             telephone redemption procedure, as described in the
                             Prospectus.
                  ----------------------------------
                  Name of Fund              Account Number
                  (Registration on accounts must be identical)
                  --------------------                --------------------
                  Signature Owner                    Signature Joint Owner
CHECK WRITING     / / I (we) hereby elect redemption by special check drawn
OPTION            against my (our) American National Primary Series Account
Not Available         (minimum check $250). NOTE: WHEN ELECTING CHECK
for                   WITHDRAWAL, SIGN THE SIGNATURE CARD ON THE APPROPRIATE
IRA, SEP, TSA         SIGNATURE LINES ON THE SPECIAL CHECK WRITING OPTION
                      SIGNATURE CARD BELOW.
                    I (we) understand there is a fifteen (15) business day hold on all monies invested and no check will be honored prior
                      to the proceeds being available.

------------------------------------------------------------------------------
             SPECIAL CHECK WRITING OPTION SIGNATURE CARD
                AMERICAN NATIONAL PRIMARY SERIES ONLY
Account Number: __________________      Date: __________________
---------------------------------------------------------------------
  Print or type name(s) of registered owner(s) of American Primary
                           Series Account
All registered owner(s) of the Account named above must sign below.
By signing this card, the signatory(s) agree(s) to all the terms and conditions set forth on the reverse hereof.

                      SIGNATURES                                    SOCIAL SECURITY OR TAX I.D. NUMBER
-------------------------------------------------               -------------------------------------------------
-------------------------------------------------               -------------------------------------------------
-------------------------------------------------               -------------------------------------------------
-------------------------------------------------               -------------------------------------------------
/ /                                                         Check here if both signatures are required on checks.
/ /                                                       Check here if only one signature is required on checks.

IF NO BOX IS CHECKED, BOTH SIGNATURES WILL BE REQUIRED.
If a Pension or Corporate account, indicate below how checks are to be printed.
------------------------------------------------------------
------------------------------------------------------------
------------------------------------------------------------
------------------------------------------------------------
Form 9354

                              TERMS AND CONDITIONS
   1. REDEMPTION AUTHORIZATION: The Signatory(s) whose signature(s) appear on the reverse side, intending to be legally bound, hereby agree each with the other and with SM&R ("Transfer Agent") that the Transfer Agent is appointed agent for such person(s) and, as such agent, is directed to redeem shares of the Primary Series (the "Series") registered in the name of such Signatory(s) upon receipt of, and in the amount of, checks drawn upon the above numbered account and to deposit the proceeds of such redemptions in said account or otherwise arrange for application of such proceeds to payments of said checks. The Transfer Agent is expressly authorized to commingle such proceeds in this account with the proceeds of the redemption of the shares of other stockholders of the Series.
   The Transfer Agent is expressly authorized to honor checks as redemption instructions hereunder without requiring signature guarantees, and shall not be liable for any loss or liability resulting from the absence of any such guarantee. The Transfer Agent will arrange for the shareholder's checks to be honored by Moody National Bank (the "Bank") for this purpose.
   2. CHECK PAYMENT: The Signatory(s) authorize and direct the Transfer Agent to have the Bank pay each check presented hereunder, subject to all laws and Bank rules and regulations pertaining to checking accounts. In addition the Signatory(s) agree(s) that:
    (a) No check shall be issued or honored, or any redemption effected, in an amount less than $250.
    (b) No check shall be issued or honored, or redemption effected, for any amounts represented by shares for which certificates have been issued.
    (c) No check shall be issued or honored, or redemption effected, for any amounts represented by shares unless payment for such shares has been made in full and any checks given in such payment have been collected through normal banking channels.
    (d) Checks issued hereunder cannot be cashed over the counter at any Bank;
       and
    (e) Checks shall be subject to any further limitations set forth in the Prospectus issued by the Series, including without limitation any additions, amendments and supplements thereto.
   3. DUAL OWNERSHIP: If more than one person is indicated as a registered owner of the shares of the Series, as by joint ownership, ownership in common, or tenants by the entireties, then (a) each registered owner must sign this signature card, (b) each registered owner must sign each check issued hereunder unless the parties have indicated on the face of this card that only one need sign, in which case the Transfer Agent is authorized to act upon such signature, and (c) each Signatory guarantees to the Transfer Agent the genuineness and accuracy of the signature of the other Signatory(s).
   4. TERMINATION: The Transfer Agent or the Series may at any time terminate this account, related share redemption service for the Signatory(s) hereto without prior notice by the Transfer Agent to any of the Signatory(s).
   5. HEIRS AND ASSIGNS: These terms and conditions shall bind the respective heirs, executors, administrators, and assigns of the Signatory(s).

Securities Management & Research, Inc.
One Moody Plaza
Galveston, TX 77550

BULK RATE
U.S. POSTAGE
PAID
PERMIT NO. 89
GALVESTON, TEXAS

PROSPECTUS

[American National Logo]

GOVERNMENT
INCOME FUND
SERIES

PRIMARY
FUND SERIES

TAX FREE
FUND SERIES

DECEMBER 31, 1997

[SM&R CAPITAL FUNDS LOGO]

                         STATEMENT OF ADDITIONAL INFORMATION
                                  December 31, 1997
--------------------------------------------------------------------------------


                               SM&R CAPITAL FUNDS, INC.


Mailing and Street Address:                     Telephone Number: (409) 763-8272
One Moody Plaza, 14th Floor                           Toll Free 1-(800) 231-4639
Galveston, Texas 77550
--------------------------------------------------------------------------------


    This Statement of Additional Information is NOT a prospectus, but should be read in conjunction with the Prospectus (the "Prospectus") dated December 31, 1997. A copy of the Prospectus may be obtained from your registered representative or Securities Management and Research, Inc. ("SM&R"), One Moody Plaza, 14th Floor, Galveston, Texas 77550 (Telephone No. (409)-763-8272 or Toll Free 1-(800)-231-4639).

--------------------------------------------------------------------------------


     No dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information (and/or the Prospectus referred to above), and if given or made, such information or representations must not be relied upon as having been authorized by the Fund or SM&R. Neither the Prospectus nor this Statement of Additional Information constitutes an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

--------------------------------------------------------------------------------


                                  TABLE OF CONTENTS
--------------------------------------------------------------------------------


THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . 33
PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
POLICY ON PERSONAL INVESTING . . . . . . . . . . . . . . . . . . . . . . . . 43
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . . . 43
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. . . . . . . . . . . . . . . 46
CAPITAL STOCK  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED . . . . . . . . 47
SPECIAL PURCHASE PLANS . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
REDEMPTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
THE UNDERWRITER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
CUSTODIAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
COUNSEL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54
AUDITORS AND FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . 54
TRANSFER AGENT AND DIVIDEND PAYING AGENT . . . . . . . . . . . . . . . . . . 54
OTHER PERFORMANCE QUOTATIONS . . . . . . . . . . . . . . . . . . . . . . . . 54
COMPARISONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54
FINANCIAL STATEMENTS OF THE FUND



THE FUND

     SM&R Capital Funds, Inc. (the "Fund") is a diversified, open-end management investment company incorporated under the laws of Maryland on November 6, 1991.

     The Fund consists of three (3) separate series: the American National Government Income Fund Series (the "Government Income Series"), the American National Primary Fund Series (the "Primary Series") and the American National Tax Free Series (the "Tax Free Series"). Each Series is, for investment purposes, in effect a separate investment fund, and a separate class of capital stock is issued for each. In other respects, the Fund is treated as one entity. Each share of capital stock issued with respect to a Series represents a pro-rata interest in the assets of that Series and has no interest in the assets of any other Series. Each Series bears its own liabilities and also its proportionate shares of the general liabilities of the Fund.

     The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company, commonly called a "mutual fund". This registration does not imply any supervision by the Securities and Exchange Commission (the "Commission") over the Fund's management or its investment policies or practices.

INVESTMENT OBJECTIVES AND POLICIES

     As noted in the Prospectus under "INVESTMENT OBJECTIVES AND POLICIES", each Series has its own investment objective and follows policies and techniques designed to achieve those objectives. In addition, the following restrictions have been adopted as fundamental policies for all Series of the Fund, which means that they may not be changed without the approval of shareholders. Exceptions may become applicable as new series are added to the Fund.

The Fund does not:

     1.   Issue senior securities.
     2.   Make short sales of securities.
     3. Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).
     4. Acquire, lease or hold real estate except such as may be necessary or advisable for the maintenance of its offices.
     5. Write or purchase from others, put and call options, or any combination thereof.
     6. Purchase or sell commodities or commodity contracts including futures contracts.
     7. Invest in companies for the purpose of exercising control or management.
     8. Invest in oil, gas or other mineral exploration or development programs. However, any Series may invest in securities which are secured by real estate or real estate mortgages; securities of issuers which invest or deal in real estate mortgages and securities of issuers which invest in or sponsor oil, gas, or other mineral exploration, provided such securities meet the criterion set forth under "INVESTMENT OBJECTIVES AND POLICIES" in the Prospectus.
     9. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.
     10. Borrow money, except for such action by any Series for temporary or emergency purposes in an amount not to exceed 10% of such Series' net assets.
     11. Lend any funds or other assets of any Series, except that the Government Income Series may from time to time lend the securities it holds to qualified broker-dealers or other institutional investors. Such loans shall not exceed ten percent (10%) of the Government Income Series' net assets at the time of the most recent loan and shall be made pursuant to written agreements and shall be continuously secured by collateral in the form of cash, U.S. Government securities, or irrevocable standby letters of credit in an amount equal to at least 102% of the market value at all times of the loaned securities plus the accrued interest and dividends. During the time securities are on loan, the Government Income Series will continue to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice.
          Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Government Income Series will not have the right to vote securities on loan, but would terminate the loan and retain the right to vote if that were considered important with respect to the investment.

     12. Pledge or mortgage any of the assets of any Series, except for such action by any Series for temporary or emergency purposes in an amount not to exceed 10% of such Series' net assets.
     13. Invest more than 5% of the value of the net assets of a Series, at time of purchase in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its instrumentalities.
     14. Purchase any security (other than United States Government obligations) if, as a result, the Fund would hold more than (a) 10% of the total value of any class of outstanding securities of an issuer or
          (b) 10% of the outstanding voting securities of an issuer.
     15. Concentrate more than 25% of the net assets of a Series in any one industry or group of industries; provided however, there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries.
     16. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor.
     17. Will not purchase or retain securities of any issuer if any officer or director of the Fund or of its investment manager own individually more than one-half of one percent ( 1/2 of 1%) of the securities of that issuer, and collectively the officers and directors of the Fund and investment manager together own more than 5% of the securities of that issuer.
     18. Purchase securities of other investment companies except pursuant to a plan of merger, consolidation or acquisition of assets approved by the Fund's shareholders.
     19. Invest no more than 15% of its net assets in restricted securities for which there are no readily available market quotations, or foreign securities which are not listed on foreign or domestic exchanges, including securities restricted as to disposition under the Federal Securities Laws and repurchase agreements maturing more than seven days from the date of acquisition.
     20.  Invest in foreign securities.
     21.  Purchase warrants.

     If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the value or cost of a Series' assets will not be considered a violation of the restriction except as provided in 17. above.

     In order to change any of the foregoing restrictions, approval must be obtained by stockholders of each Series that would be affected. Such approval requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of voting securities are represented at that meeting or (ii) more than 50% of the outstanding voting securities.

LENDING OF PORTFOLIO SECURITIES - Consistent with applicable regulatory requirements, the Government Income Series may lend its portfolio securities to broker-dealers and other financial institutions, to a maximum of 10% of the value of the net assets of such Series at the time of the most recent loan where such loans are callable at any time and are continuously secured by cash collateral, which collateral is equal at all times to at least 102% of the market value of the securities loaned, including accrued interest. The market value of the securities loaned shall be monitored daily. Such cash collateral shall be invested in sufficiently liquid securities to provide for repayment to the borrower upon demand. Such investments shall be segregated from other short-term securities of the Government Income Series. The Government Income Series will receive amounts equal to earned income for having made the loan.
Any cash collateral pursuant to these loans will be invested in short-term instruments.

     The Government Income Series will be the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Government Income Series and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a broker-dealer or other financial institution, the Government Income Series will take into account the creditworthiness of such borrower and will monitor such creditworthiness on an ongoing basis inasmuch as default by the other party may cause delays or other collection difficulties. The Government Income Series may pay placing brokers' fees in connection with loans of its portfolio securities.

     The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage; but the Government Income Series would be unsecured creditors with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

     The Government Income Series will not lend securities to broker-dealers affiliated with SM&R. This restriction will not affect the ability of either Series to maximize its securities lending opportunities.

U.S. TREASURY SECURITIES - Any Series may invest in U.S. Treasury securities, including bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - Any Series may invest in direct or implied obligations of the U.S. Government, its agencies or instrumentalities established or sponsored by the U.S. Government ("U. S. Government Obligations"). These U. S. Government Obligations, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, among others, obligations issued by the Tennessee Valley Authority, the Resolution Trust Corporation, the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. Investments in Freddie Mac, and Fannie Mae and other obligations may include collateralized mortgage obligations and real estate mortgage investment conduits issued or guaranteed by such entities. In the case of U. S. Government Obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

MORTGAGE-BACKED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT INSTRUMENTALITIES The Government Income Series may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies such as GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjusted rate mortgages. The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Government Income Series' shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments on the underlying mortgage obligations. The remaining maturity of a mortgage- backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by SM&R on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Government Income Series reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, the Government Income Series' ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by the Government Income Series at a premium would result in capital losses.

COLLATERALIZED OBLIGATIONS - The Government Income Series may invest a portion of its assets in collateralized mortgage obligations or "CMOs" issued or guaranteed by a U.S. Government agency or instrumentality, such as the FHLMC. A collateralized mortgage obligation is a debt security issued by a corporation, trust or custodian or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities or U.S. Government securities. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. A variety of types of collateralized obligations are available currently and others may become available in the future.

     The Government Income Series will currently INVEST ONLY IN COLLATERALIZED OBLIGATIONS THAT ARE FULLY COLLATERALIZED. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy the U.S. Government agency or instrumentality guaranteeing the obligation.

     Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligations first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding.

MUNICIPAL SECURITIES - The Tax Free Series intends under normal market conditions to invest at least 80% of its net assets in municipal securities.

     As used in the Prospectus and this Statement of Additional Information, the term "municipal securities" means obligations including municipal bonds and notes and tax exempt commercial paper issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of counsel to the issuers of such securities, exempt from federal income tax. To the extent that an investment in municipal securities does not run counter to any of the investment policies of the Tax Free Series or any of the investment restrictions to which the Tax Free Series is subject, the Series may invest in any combination of the various types of municipal securities described below which, in the judgment of SM&R, the adviser, will contribute to the attainment of the Series' investment objective. Such combination of municipal securities may vary from time to time.

     Discussed below are the major attributes of the various municipal and other securities in which the Tax Free Series may invest.

MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

     General Obligation Bonds - Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

     Revenue Bonds - The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

     Industrial Development Bonds are, in most cases, revenue bonds and are issued for or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facilities user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Tax Free Series will purchase Industrial Revenue Development Bonds only to the extent the interest paid is tax-exempt pursuant to the Tax Reform Act of 1986, which limited the types of facilities that may be financed with tax-exempt industrial development and private activity bonds.

MUNICIPAL NOTES generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include:

     Tax Anticipation Notes which are issued to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     Revenue Anticipation Notes which are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs.

     Bond Anticipation Notes which are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

     Construction Loan Notes which are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

     Tax-Exempt Commercial Paper (Short-Term Discount Notes) which is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

VARIABLE OR FLOATING RATE DEMAND NOTES ("VRDNS") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The interest rates are adjustable at intervals ranging from daily to up to six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index. The Tax Free Series will decide which variable or floating rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. Any VRDN must be of high quality as determined by the adviser and subject to review by the Board with respect to both its long-term and short-term aspects, except where credit support for the instrument is provided even in the event of default on the underlying security, the Series may rely only on the high quality character of the short-term aspect of the demand instrument.

DEFEASED BONDS OR ESCROW SECURED BONDS are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue which is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade, interest bearing debt securities which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a triple A rating from Moody's and S&P. The Tax Free Series will purchase escrow secured bonds without additional insurance only when the escrow is invested in U.S. government securities backed by the full faith and credit of the U.S. government.

INSURED BONDS are bonds that, in addition to being secured by the issuer's revenues, are also backed by insurance policies written by commercial insurance companies. Issuers of municipal bonds enter into a contractual agreement with an insurance company to pay the bondholder any principal and interest that is due on a stated maturity date which has not been paid by the issuer. Once issued, this default insurance usually extends for the term of the issue and cannot be canceled by the insurance company. The bondholder who has not received payments for principal or interest on the stated due dates for the insured bond must notify the insurance company and surrender any unpaid bonds and coupons for payment of the face amount of the insured principal and interest. The commercial insurance companies represent some of the largest and financially strongest insurance companies in the U.S.

     Although insured municipal bonds sell at yields lower than they would without the insurance, they tend to have yields higher than Aaa/AAA-rated noninsured municipal bonds.

     In addition, other types of municipal securities similar to the above described municipal bonds and municipal notes are, or may become available. For the purpose of the Fund's investment restrictions set forth in this Statement of Additional Information, the identification of the "issuer" of a municipal security which is not a general obligation bond is made by the adviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

RISKS RELATING TO MUNICIPAL SECURITIES - There can be no assurance that the Tax Free Series will achieve its investment objective. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Series to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Series invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody's and Standard & Poor's represent their opinion as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the Securities and Exchange Commission, although there have been proposals which would provide for such regulation in the future.

     The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

     Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

TAXABLE SECURITIES - The Government Income Series and Primary Series are expected to invest primarily in securities the income from which (either in the form of dividends or interest) is taxable as ordinary income. While the Tax Free Series may also invest a portion of its net assets (up to 20% under normal market conditions and more as a defensive measure under extraordinary circumstances, as described in the Prospectus) in taxable securities.

     Interest earned on investments in taxable securities may be taxable to shareholders as ordinary income. Investors should be aware that investments in taxable securities by the Tax Free Series are restricted to:

     U.S. Government Securities which consist of obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality.

     Corporate Debt Securities which at the date of the investment are rated A or higher by Moody's and Standard & Poor's.

     Commercial Paper which at the date of the investment is rated P-1 by Moody's or A-1 by S&P or, if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated A or higher by Moody's and Standard & Poor's.

     Bank Obligations which include certificates of deposit, bankers' acceptances, and other short-term obligations of U.S. banks which at the date of the investment have a capital, surplus and undivided profits of $1 billion as of the date of their most recently published financial statements (See Certificate of Deposits below).

REPURCHASE AGREEMENTS - Any Series may enter into "repurchase agreements" with banks or with government securities dealers, recognized by the Federal Reserve Board and which have been approved by the Board of Directors, who agree to repurchase the securities at a predetermined price within a specified time (normally one day to one week). In these transactions, the securities purchased shall have an initial total value in excess of the value of the repurchase agreement.

     The custodian for the Series purchasing such repurchase agreement will hold the securities underlying such repurchase agreement or such securities may be part of the Federal Reserve Book Entry System. If the seller defaults or becomes insolvent, a Series could realize delays, costs or a loss in asserting its rights to, or in liquidating, the collateral in satisfaction of the seller's repurchase agreement. The Series will enter into repurchase agreements only with sellers who are believed to present minimal credit risks and will monitor the value of the collateral during the holding period. Credit risks are evaluated pursuant to guidelines adopted and regularly reviewed by the Fund's Board of Directors which set forth credit worthiness standards for the banks and registered government security dealers with whom the Series may enter into such repurchase agreements. Such arrangements permit a Series to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature. No Series will purchase repurchase agreements maturing more than seven (7) days after such purchase.

RATINGS - If the rating of a security purchased by a Series is subsequently reduced below the minimum rating required for purchase or a security purchased by the Series ceases to be rated, neither event will require the sale of the security. However, the adviser will consider any such event in determining whether the Series should continue to hold the security.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS - The Government Income Series and Tax Free Series may also purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the either Series on securities in connection with such transactions prior to the date it actually takes delivery of such securities. These transactions are subject to market fluctuations; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. Because the Government Income Series and Tax Free Series rely on the buyer or seller, as the case may be, to consummate the transactions, failure by the other party to complete the transaction may result in it missing the opportunity of obtaining a price or yield considered to be advantageous. When the Government Income Series or Tax Free Series is the buyer in such transactions, however, it will maintain, in a segregated account with its custodian, cash, short-term money market instruments, high quality debt securities or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Government Income Series or Tax Free Series will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but it may sell such securities prior to the settlement date if such sale is considered to be advisable. No specific limitation exists as to the percentage of the Government Income Series' or Tax Free Series' assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis. To the extent either Series engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for it's portfolio consistent with the it's investment objective and policies and not for the purpose of investment leverage.

CERTIFICATE OF DEPOSIT - A certificate of deposit is generally a short-term, interest-bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution. The interest rate may be fixed for the stated term or may be periodically adjusted prior to the instrument's stated maturity, based upon a specified market rate.
A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

     Savings and loan associations whose certificates of deposit may be purchased by the Primary Series are subject to regulation and examination by the Office of Thrift Supervision. Such certificates of deposit held by the Primary Series do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

     The Primary Series may not invest in any certificate of deposit or bankers' acceptance of a commercial bank unless: the bank is organized and operating in the United States, has total assets of at least $1 billion and is a member of the Federal Deposit Insurance Corporation; or the bank is a foreign branch of a United States bank or a United States branch of a foreign bank which bank has $1 billion of total assets.

RISK FACTORS - Obligations of foreign branches of United States banks are subject to somewhat different risks than those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions which may adversely affect payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. In addition, different risks may result from the fact that foreign branches of United States banks and United States branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, record keeping and the public availability of information. Such obligations are not traded on any national securities exchange. While the Primary Series does not presently invest in obligations of foreign branches of United States banks, it may do so in the future. Investments in such obligations will not be made in excess of 10% of the Primary Series' total assets and will be made only when SM&R believes the risks described above are minimal.

OTHER POLICIES  - There are no restrictions or limitations on investments in U.
S. Government Obligations. In the case of all Series, the underlying assets may be retained in cash, including cash equivalents which are Treasury bills, commercial paper and short-term bank obligations such as certificates of deposit and bankers' acceptances. However, it is intended that only as much of the underlying assets of each Series be retained in cash as is deemed desirable or expedient under then-existing market conditions.

PORTFOLIO TURNOVER

     Portfolio turnover is calculated by dividing the lesser of annual purchases or sales of portfolio securities by the monthly average of the value of each Series' portfolio securities, excluding securities whose maturities at the time of purchase are one (1) year or less. It is intended that portfolio changes in the Government Income Series and Tax Free Series be made as infrequently as possible, consistent with market and economic factors generally, and special considerations affecting any particular security such as the limitation of loss or realization of price appreciation at a time believed to be opportune. (See "ADDITIONAL INVESTMENT POLICIES AND TECHNIQUES" in the Prospectus.)

MANAGEMENT OF THE FUND

     The Board of Directors has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The directors, in turn, elect the officers of the Fund who are responsible for administering day-to-day operations of the Fund. The affiliations of the officers and directors and their principal occupations for the past five years are listed below. Directors who are deemed to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940 ("1940 Act"), are indicated by an asterisk(*).

ERNEST S. BARRATT, Ph.D.(1) - DIRECTOR (DEPARTMENT OF PSYCHIATRY AND BEHAVIORAL SCIENCES, UNIVERSITY OF TEXAS MEDICAL BRANCH, GALVESTON, TEXAS 77550-2777)
72, Professor and Chief of Psychophysiology Laboratory, Department of
Psychiatry and Behavioral Sciences, University of Texas Medical Branch, a medical school and hospital system, 1981 to present; Director of American National Investment Accounts, Inc., another investment company advised by SM&R, 1990 to present.

MICHAEL W. MCCROSKEY - DIRECTOR AND PRESIDENT* (ONE MOODY PLAZA, GALVESTON, TEXAS 77550) 54, President, Chief Executive Officer, Director and member of the Executive Committee of SM&R, June 1994 to present; President and Director of the Fund, June 1994 to present; President and Director of the American National Growth Fund, Inc., American National Income Fund, Inc., and Triflex Fund, Inc. (hereinafter referred to as the "American National Funds Group"), June 1994 to present; President and Director of the American National Investment Accounts, Inc., June 1994 to present; Executive Vice President, American National, 1971 to present; Vice President of Standard Life and Accident Insurance Company, 1988 to present; Assistant Secretary of American National Life Insurance Company of Texas, 1986 to present, Vice President, Investments of American National Property and Casualty Company, 1994 to present; Vice President, Pacific Property and Casualty, 1996 to present, life, health and accident insurance companies in the American National Family of Companies; Vice President, Garden State Life Insurance Company, 1994 to present; Director, ANREM Corporation, 1977 to present; President and Director of ANTAC Corporation, 1995 to present.

ALLAN W. MATTHEWS - DIRECTOR*(1) (7114 YOUPON, GALVESTON, TEXAS 77551) 32, Program Officer, The Moody Foundation (a charitable foundation), April, 1991 to present.


LEA MCLEOD MATTHEWS - DIRECTOR* (850 E. ANDERSON LANE, AUSTIN, TEXAS 78752-1602) 35, Publications Editor, National Western Life Insurance Co., 1990 to present; Associate in Customer Service Designation; Director of American National Investment Accounts, Inc., (an affiliated mutual fund) 1994 to present; Director of Garden State Life Insurance Company, 1993 to present; Director of Kids Exchange of Austin, a non-profit corporation, 1996 to present; Consultant to Austin Writers League.

ANN McLEOD MOODY - DIRECTOR*(2) (5 COLONY PARK DRIVE, GALVESTON, TEXAS 77551) 60, Director of Moody Gardens, Inc., 1994 to present; Director of Bank of Galveston, National Association, 1989 to present; Director of The Westcap Corporation, 1990 to present; Director of Seal Fleet, Inc., 1972 to 1996.

EDWIN K. NOLAN - DIRECTOR(1) (#7 MT. LOOKOUT DRIVE, CANYON LAKE, TEXAS 78133) 54, Investor and Attorney, Law Offices, EDWIN K. NOLAN, P. C., Canyon Lake, Texas, 1977 to present; Director, Director/Owner, Canyon Lake Aviation, Inc. (Aviation Service), Canyon Lake, Texas, 1986 to present; Director/Owner, Canyon Lake Airport, Inc. (Airport), Canyon Lake, Texas, 1985 to 1995; Director Hancock Mini Mart, Inc., 1995 to present.

ROBERT V. SHATTUCK, JR. (1013 23RD STREET, GALVESTON, TEXAS 77550) 56, Attorney, Law Offices of Robert V. Shattuck, Jr., Galveston, Texas.


JAMIE G. WILLIAMS (3328 STANFORD, DALLAS, TEXAS 75225) 51, Academic Language Therapist and Educational Consultant, 1974 to present; Director of The Learning Therapist Graduate Certificate Program, 1986 to 1995; Adult Assessment Clinic and Adolescent Academic Development Programs, Division of Evening, Summer and Continuing Studies, Southern Methodist University, 1994 to 1995; Adjunct Instructor in Department of Psychology, Dedman College, Southern Methodist University, 1988 to 1995.


FRANK P. WILLIAMSON (200 UNIVERSITY BOULEVARD, GALVESTON, TEXAS 77550) 65, Owner of Professional Pharmacy, 1964 to present.

EMERSON V. UNGER, C.L.U. - VICE PRESIDENT (ONE MOODY PLAZA, GALVESTON, TEXAS) 51, Vice President SM&R, American National Growth Fund, Inc., American National Income Fund, Inc., American National Investment Accounts, Inc. and Triflex Fund, Inc., mutual funds.

BRENDA T. KOELEMAY - VICE PRESIDENT AND TREASURER (ONE MOODY PLAZA, GALVESTON, TEXAS) 42, Vice President and Treasurer SM&R, American National Growth Fund, Inc., American National Income Fund, Inc., American National Investment Accounts, Inc. and Triflex Fund, Inc., mutual funds; Senior Manager, KPMG Peat Marwick LLP, July 1980 to April, 1992.

TERESA E. AXELSON - VICE PRESIDENT AND SECRETARY (ONE MOODY PLAZA, GALVESTON, TEXAS) 50, Vice President and Secretary of SM&R, American National Investment Accounts, Inc., American National Growth Fund, Inc., American National Income Fund, Inc., and Triflex Fund, Inc., mutual funds.

VERA M. YOUNG - VICE PRESIDENT AND PORTFOLIO MANAGER (ONE MOODY PLAZA, GALVESTON, TEXAS) 70, Vice President and Portfolio Manager of the Primary Series and member of the Fixed Income Investment Committee of SM&R; Portfolio Manager of Money Market Portfolio of the American National Investment Accounts, Inc., mutual funds; Assistant Vice President, Securities, American National.

TERRY E. FRANK - VICE PRESIDENT AND PORTFOLIO MANAGER (ONE MOODY PLAZA, GALVESTON, TEXAS) 43, Vice President and Portfolio Manager of the Government Income Series and the Tax Free Series and a member of the Fixed Income Investment Committee of SM&R; Former research analyst, Equitable Investment Services, Des Moines, Iowa; Former securities analyst, Gibraltar Savings Association, Houston, Texas; Former Senior Money Market Trader, American Capital Asset Management, Houston, Texas.

* "Interested persons" as defined by the Investment Company Act of 1940.
(1)  Member of the Fund's audit committee.
(2)  Mr. Matthews and Ms. Matthews are children of Mrs. Ann Moody.

     Officers and directors of the Fund affiliated with SM&R may receive indirect compensation from the Fund to the extent of underwriting commissions and investment advisory and service fees paid to SM&R.

     During the year ended August 31, 1997, the Fund paid or accrued approximately $29,499 to such directors for fees and expenses in attending meetings of the Board of Directors.

REMUNERATION OF DIRECTORS

     Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any Committee meeting attended. Each director receives a fee, allocated among the Series, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued during the fiscal year ended August 31, 1997 for each director of the Fund.

                                    AGGREGATE        TOTAL COMPENSATION
      DIRECTOR                     COMPENSATION      FROM ALL AMERICAN
                                     FROM FUND       NATIONAL FUNDS
--------------------------------------------------------------------------------

 Brent E. Masel, M.D.                $4,000               $8,000

 Allan W. Matthews                   $4,000               $4,000

 Lea McLeod Matthews                 $4,000               $8,000

 Michael W. McCroskey                   $0                 $0

 Shannon L. Moody                    $3,000               $3,000

 Edwin K. Nolan                      $4,000               $4,000

 Louis E. Pauls, Jr.                 $4,000               $8,000

POLICY REGARDING PERSONAL INVESTING

    The following policies have been made a part of the Fund's Code of Ethics.

    A portfolio manager must use extreme care to avoid even the appearance of a conflict of interest in trading in any personal account (or an account in which he has a beneficial interest). Accordingly, a portfolio manager may not trade in (or otherwise acquire) any security for his personal account if that same security is held in, or is being considered as a potential acquisition by, any of the Funds. Any beneficial interest in a security held by a portfolio manager must be sold at least 24 hours prior to any investment by the Funds. The following exceptions apply: (1) Any beneficial interest in a security owned at the time of employmentmay be held or traded at any time other than within 24 hours of a trade inthe Funds for the same or related security. Dividends inthat security may be re-invested in accordance with a formal paln offered by the issuer; (2) Any beneficial interest in a security acquired by devise or bequeath may be held or traded at any time other than within 24 hours of a trade in the Funds for the same or related security; (3) Any beneficial interest in a security issued by the Government or any Agency of the United States, a State, or any political subdivision thereof may be traded or held; and (4) Any beneficial interest in a security for which a written approval is first obtained from the President & CEO may be traded or held.

PERSONAL INVESTING BY OTHER SM&R OFFICERS AND EMPLOYEES:

    Officers and employees of the Company other than portfolio managers may trade in (or otherwise acquire) or hold any security for his own account (or an account in which he has beneficial interest). However, the trade must not occur within 24 hours of a trade in the Funds for the same or related security.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As of December 1, 1997, the officers and directors of the Fund as a group owned 0.001% of the outstanding shares of the Fund. As of December 1, 1997 American National and SM&R owned 64.67% and 3.60% of the outstanding shares of the Fund, respectively. See the "Control and Management of SM&R" below.

    American National, and American National and SM&R acting together, are deemed to be "control persons" (as that term is defined in the 1940 Act) of the Fund and may be able to significantly influence the outcome of any shareholder vote.

CONTROL AND MANAGEMENT OF SM&R

    SM&R has been the investment adviser, manager and underwriter of the Fund since the Fund began business in 1992. SM&R acts pursuant to a written agreement periodically approved by the directors or shareholders of the Fund. SM&R is also the investment adviser and underwriter of the American National Funds Group and the American National Investment Accounts, Inc. SM&R's address is that of the Fund.

    SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"), a Texas life insurance company with its principal offices in Galveston, Texas. The Moody Foundation (the "Foundation"), a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of American National's common stock and the Libbie S. Moody Trust, a private trust, owns approximately 37.6% of such shares. The trustees of the Moody Foundation are Robert L. Moody ("RLM"), Chairman of the Board of Directors of American National, Frances Moody Newman and Ross R. Moody.

    The Moody National Bank of Galveston (the "Bank") is trustee of the Libbie
S. Moody Trust. RLM is Chairman of the Board and President, Chief Executive Officer of the Bank, President and Director of Moody Bancshares, Inc. ("Bancshares"), the sole shareholder of Moody Bank Holding Company, Inc. ("MBHC"), and President and Director of MBHC, the Bank's controlling stockholder. The Three R Trusts, trusts established by RLM for the benefit of his children, owns 100% of Bancshares' Class B stock (which elects a majority of Bancshares' and MBHC's directors) and 47.5% of its Class A Stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also a director of American National and a partner in Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas, General Counsel to American National, the Bank, Bancshares, MBHC, the Fund, the other American National Funds, the American National Investment Accounts, Inc. and SM&R.

    Michael W. McCroskey, President and Director of the Fund, is also
President, Chief Executive Officer, Director and a member of the Executive Committee of SM&R, and President and Director of the American National Funds Group and the American National Investment Accounts, Inc.; Emerson V. Unger, Vice President of the Fund, is also Vice President of SM&R and Vice President of the American National Funds Group and the American National Investment Accounts, Inc.; Teresa E. Axelson, Vice President, Secretary of the Fund, is also Vice President and Secretary of SM&R, the American National Investment Accounts, Inc., and the American National Funds Group; Brenda T. Koelemay, Vice President and Treasurer of the Fund, is also Vice President and Treasurer of SM&R, the American National Investment Accounts, Inc. and the American National Funds Group; Vera M. Young, Vice President and Portfolio Manager of the Primary Series is also Vice President and Portfolio Manager of the Money Market Portfolio of the American National Investment Accounts, Inc., and a member of the Fixed Income Investment Committee of SM&R and is affiliated with American National as Assistant Vice President, Securities Investment; and Terry E. Frank is Vice President and Portfolio Manager of the Government Income Series and Tax Free Series and a member of the Fixed Income Investment Committee.

INVESTMENT ADVISORY AGREEMENT

    Under Investment Advisory Agreements (the "Advisory Agreement") between the Fund and SM&R dated February 19, 1992, and July 1, 1993 for the Tax Free Series SM&R acts as investment adviser for and provides certain investment-related administrative services to the Fund.

    As investment adviser, SM&R manages the investment and reinvestment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. SM&R provides and evaluates economic, statistical and financial information to formulate and implement Fund investment programs. All investments are reviewed quarterly by the Fund's Board of Directors to determine whether or not such investments are within the policies, objectives and restrictions of the Fund.

INVESTMENT ADVISORY FEE

    Under its Advisory Agreements with the Fund, SM&R receives the following investment advisory fees:

GOVERNMENT INCOME SERIES AND TAX FREE SERIES - A monthly investment advisory fee computed by applying to the average daily net asset value of the Government Income Series each month one-twelfth (1/12th) of the annual rate as follows:

  ON THE PORTION OF EACH SERIES'                     INVESTMENT ADVISORY FEE
  AVERAGE DAILY NET ASSETS                                  ANNUAL RATE

  Not exceeding $100,000,000                                 .50 of 1%

  Exceeding $100,000,000 but not exceeding $300,000,000      .45 of 1%

  Exceeding $300,000,000                                     .40 of 1%

PRIMARY SERIES - An investment advisory fee, computed and paid monthly, at the annual rate of 0.50 of 1% of the Primary Series' average daily net asset value.

    For the years ended August 31, 1997, 1996, and 1995, SM&R received investment advisory fees from the Fund of $339,622, $278,378, and $216,492, respectively.

ADMINISTRATIVE SERVICE AGREEMENT

    Under an Administrative Service Agreement between the Fund and SM&R dated July 1, 1993, SM&R acts as transfer agent and provides all management, operational and executive services to the Fund. SM&R pays the salaries of all officers and employees administering the Fund's affairs and maintains office facilities, furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping, transfer agency services, dividend disbursements and certain other services required by the Fund. The Fund has agreed to pay other expenses incurred in the operation of the Fund, such as interest, taxes, commissions and other expenses incidental to portfolio transactions, Securities and Exchange Commission fees, fees of the Custodian (See "The Custodian" herein), auditing and legal expenses, fees and expenses of qualifying Fund shares for sale and maintaining such qualifications under the various state securities laws where Fund shares are offered for sale, fees and expenses of directors not affiliated with SM&R, costs of maintaining corporate existence, costs of printing and mailing prospectuses and shareholder reports to existing shareholders and expenses of shareholders' meetings.

ADMINISTRATIVE SERVICE FEE

    Under an Administrative Service Agreement with the Fund, SM&R receives a management and administrative service fee from each Series which is computed by applying to the aggregate average daily net asset value of each Series of the Fund each month one-twelfth (1/12th) of the annual rate as follows:

  ON THE PORTION OF EACH SERIES'                    ADMINISTRATIVE SERVICE FEE
  AVERAGE DAILY NET ASSETS                                  ANNUAL RATE

  Not exceeding $100,000,000                                 .25 of 1%

  Exceeding $100,000,000 but not exceeding $200,000,000      .25 of 1%

  Exceeding $200,000,000 but not exceeding $300,000,000      .15 of 1%

  Exceeding $300,000,000                                     .10 of 1%

    Under its Administrative Service Agreement with the Fund, SM&R has agreed to pay (or to reimburse each Series for) each Series' expenses (including the advisory fee and administrative service fee, if any, paid to SM&R, but exclusive of interest, taxes, commissions and other expenses incidental to portfolio transactions) in excess of 1.25% per year of such Series' average daily net assets.

FEE WAIVERS

    In order to improve the yield and total return of any Series of the Fund, SM&R may, from time to time, voluntarily waive or reduce all or any portion of its advisory fee, administrative fee and/or assume certain or all expenses of any Series of the Fund while retaining its ability to be reimbursed for such fees prior to the end of the fiscal year. Fee waivers and/or reductions, other than those stated in the

Administrative Service Agreement, may be rescinded by SM&R at any time without notice to investors. SM&R has voluntarily agreed to waive the advisory fee for the Tax Free Series and reimburse expenses incurred by the Fund's Series to the extent that total expenses exceed average daily net assets as follows: Primary Series - 0.80% and the Government Income Series -1.00%.

    During the years ended August 31, 1997, 1996, and 1995, SM&R reimbursed the Fund $162,949, $237,833 and $226,597, respectively for expenses in excess of the expense limitation and/or any undertaking then in existence.

    The administrative service fee is payable to SM&R whether or not the actual expenses to SM&R for providing administrative services is more or less than the amount of such fee. For the years ended August 31, 1997, 1996, and 1995, SM&R received administrative service fees from the Fund of $169,811, $139,189, and $108,246, respectively.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    SM&R, which supervises the Fund's investments, is responsible for effecting portfolio transactions through eligible securities brokers and dealers, subject to the general supervision of the Fund's Board of Directors. Investment decisions are made by an Investment Committee of SM&R, and orders are placed by persons supervised by that committee.

    There is no arrangement or intention to place orders with any specific broker or group of brokers. The paramount factors considered by SM&R in placing orders are efficiency in the execution of orders and obtaining the most favorable prices for the Fund in both purchases and sales of portfolio securities. In seeking the best prices and executions, purchases and sales of securities which are not listed or traded on a securities exchange are generally executed with a principal market maker acting as principal. SM&R continuously evaluates the brokerage fees paid by each Series to any affiliated person by comparing such fees to those paid by other investment companies for similar transactions as reported in various industry surveys.

    Whenever the primary consideration of best price and best execution is met to the satisfaction of SM&R, the brokers and dealers selected will include those who provide supplementary statistical and research services. Such research services include advice as to the advisability of investing in, purchasing or selling securities, as well as analyses and reports concerning securities, economic factors and trends. While SM&R is able to fulfill its obligation to the Fund without such information, its expenses might be materially increased if it had to obtain and assemble such information through its staff. However, the value of such information is not determinable. SM&R also uses such information when rendering investment advisory services to the American National Funds Group, the American National Investment Accounts, Inc. and to American National and its other accounts. SM&R will authorize each Series of the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer. Generally, the Series pay higher than the lowest commission rates available. During the years ended August 31, 1997, 1996, and 1995, the Fund paid no brokerage fees for transactions in Portfolio securities. The Portfolio turnover rate for this same period for the Government Income Series was 9.06%, 30.17%, and 2.20%, respectively. The Tax Free turnover rate was 22.15%, 18.44%, and 12.63% for the years ended August 31, 1997, 1996, and 1995.
The Primary Series experienced no portfolio turnover as the majority of securities owned during the period had maturities of one year or less at the time of acquisition. No brokerage commissions have been paid during the period to any broker which is an affiliated person of the Fund, which is an affiliated person of a broker which is an affiliated person of the Fund or an affiliated person of which is an affiliated person of the Fund or SM&R.

    Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, and subject to seeking the best price and execution, the Fund may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

    If purchases or sales of securities of the Series and one or more other investment companies or clients managed by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Series and such other investment companies and clients and the amount of securities to be purchased or sold.

    The Fund's Board of Directors has determined that such ability to effect simultaneous transactions may be in the best interests of each Series. It is recognized that in some cases these practices could have a detrimental effect upon the price and volume of securities being bought and sold by each Series, while in other cases these practices could produce better executions.

CAPITAL STOCK

    The Fund's authorized capital stock consists of Two Hundred Million (200,000,000) shares of common stock with a par value of $0.01 per share, issuable in separate series. Currently three such series have been established
- the Government Income Series, the Primary Series and the Tax Free Series. All shares are equal with respect to distributions from income and capital gains. There are no conversion, pre-emptive or other subscription rights. In the event of liquidation, each share is entitled to an equal portion of all the Fund's assets after all debts and expenses have been paid.

    Each share is entitled to one vote, and the Fund's shares have non-cumulative voting rights with respect to election of directors. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose, and in such event, holders of the remaining shares will not be able to elect any directors.

    Prior to the Fund's offering of any shares to investors, SM&R provided the Fund with initial capital by purchasing 100,000 shares of the Primary Series at a purchase price of $1.00 per share and 10,000 shares of the Government Income Series at a purchase price of $10.00 per share. In addition, SM&R purchased an additional 190,000 shares of the Government Income Series at a purchase price of $10.00 per share, and American National purchased 400,000 shares of the Government Income Series at a price of $10.00 per share. Such additional shares of the Government Income Series were acquired by SM&R and American National in connection with the formation of the Fund, were acquired for investment and can be disposed of only by redemption.

    The Tax Free Series initial capital was provided by SM&R through the purchase of 10,000 shares at a price of $10.00 per share. In addition, SM&R purchased an additional 90,000 shares and American National purchased 500,000 shares at a price of $10.00 per share. These additional shares were acquired by SM&R and American National in connection with the formation of the Series for investment and can only be disposed of by redemption.

    Both SM&R's and American National's shares will be redeemed only when permitted by the Investment Company Act of 1940 and when the other assets of the Series are large enough that such redemption will not have a material adverse effect upon investment performance.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

    Certificates representing shares purchased are not ordinarily issued in an effort to minimize the risk of loss or theft. Most investors do not choose to receive certificates for their shares as this eliminates the problem of safekeeping and facilitates redemptions and transfers. However, a confirmation will be sent to the investor promptly after each share purchase. The investor will have the same ownership rights with respect to shares purchased as if certificates had been issued. Investors may receive a certificate representing shares by making written request to SM&R. If a certificate is requested, it will normally be forwarded to the investor within 14 days after receipt of the request. SM&R reserves the right to charge a small administrative fee for issuance of any certificates. Certificates will not be issued for fractional shares (although fractional shares remain in your account on the books of each Series of the Fund).

    All purchases must be in (or payable in) United States dollars. All checks must be drawn in United States dollars on a United States bank. Investors will be subject to a service charge on dishonored checks. The Fund reserves the right to reject any order for the purchase of its shares when in the judgment of management such rejection is in the best interests of the Fund.

DETERMINATION OF NET ASSET VALUE

GOVERNMENT INCOME SERIES AND TAX FREE SERIES

    The net asset value per share of the Government Income and Tax Free Series' shares is determined by adding the market value of its portfolio securities and other assets, subtracting liabilities, and dividing the result by the number of the Fund shares outstanding. Expenses and fees of such Series, including the advisory fee and the expense limitation reimbursement, if any, are accrued daily and taken into account in determining net asset value. The portfolio securities of the Fund are valued as of the close of trading on each day when the New York Stock Exchange is open for trading other than customary national business holidays and SM&R's business holidays described below. Securities listed on national securities exchanges are valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities is determined on the basis of the latest bid prices therefor on such day. Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities in corporate short-term notes are valued at cost plus amortized discount, which approximates market value. If no quotations are available for a security or other property, it is valued at fair value as determined in good faith by the Board of Directors of the Fund on a consistent basis.

PRIMARY SERIES

    The net asset value per share of the Primary Series is determined by adding the market value of its portfolio securities and other assets, subtracting liabilities, and dividing the result by the number of such Series' shares outstanding. Expenses of the Primary Series, if any, are accrued daily and taken into account in determining the net asset value. The portfolio securities of the Primary Series are valued as of 3:00 p.m. Central Time on each business day and on any other day in which there is a sufficient degree of trading in such Series' investment securities that the current net asset value of such Series shares might be materially affected by changes in the value of its portfolio of investment securities, other than customary national business holidays and SM&R's business holidays. Securities listed on national exchanges are valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities is determined on the basis of the latest bid prices therefor on such day. Securities in corporate short-term notes are valued at cost plus amortized discount, which approximates market value. If no quotations are available for a security or other property, it is valued at fair value as determined in good faith by the Board of Directors of the Fund on a consistent basis.

Securities subject to floating or variable interest rates with demand features in compliance with applicable Rules of the Securities and Exchange Commission may have stated maturities in excess of one year.

OFFERING PRICE

GOVERNMENT INCOME SERIES AND TAX FREE SERIES

    Full and fractional shares of the Government Income Series and Tax Free Series are purchased at the offering price, which is the net asset value next determined after receipt of a purchase plus the sales charge. The sales charge is a percentage of the net asset value per share and will vary as shown below. Purchases received by SM&R at its office in Galveston, Texas prior to 3:00 p.m., Central Time, will be executed at the applicable offering price determined on that day. Purchases received thereafter will be executed at the offering price determined on the next business day.

    The offering price of the Government Income Series and Tax Free Series is the net asset value per share plus a sales charge computed at the rates set forth in the following table:

                                                 (1)                 (2)                 (3)
                                           SALES CHARGE AS     SALES CHARGE AS     DISCOUNT TO
                                           A PERCENTAGE OF     A PERCENTAGE OF SELECTED DEALERS AS
     AMOUNT OF INVESTMENT                  OFFERING PRICE        NET AMOUNT       A PERCENTAGE OF
                                                                  INVESTED        OFFERING PRICE

                                       48

     Less than $100,000                         4.5%               4.7%               4.0%
     $100,000 but less than $250,000            3.5%               3.6%               3.0%
     $250,000 but less than $500,000            2.5%               2.6%               2.0%
     $500,000 and over*                         None               None               None


*In connection with purchases of $500,000 or more, SM&R may pay its representatives and broker-dealers from its own profits and resources, a per annum percent of the amount invested as follows: Year 1 - Government Income and Tax Free Series 0.35% and Year 2 - 0.25%, respectively. The Primary Series 0.10% for Years 1 and 2. In the third and subsequent years, SM&R may pay 0.075% per annum, in quarterly installments, to those representatives and broker-dealers with accounts totaling assets of $1 million or more.

    The following illustrates the calculation of the net asset value and offering price per share at August 31, 1997 for the Government Income Series and the Tax Free Series.

GOVERNMENT INCOME SERIES

    Net Assets  ($23,683,301)
    ------------------------ = Net Asset Value Per Share ($10.42)
    Shares outstanding (2,272,181)

      $ 10.42
    ------------- = Public Offering Price Per Share ($10.91)
        .955

TAX FREE SERIES

    Net Assets  ($10,700,169)
    ------------------------ = Net Asset Value Per Share ($10.27)
    Shares outstanding (1,041,640)

      $10.27
    ------------- = Public Offering Price Per Share ($10.75)
        .955

REDUCED SALES CHARGE

    The reduced sales charge rates set forth in the table above apply to purchases of shares of the Government Income Series and the Tax Free Series, either singly or in combination with purchases of shares of the American National Funds Group at the respective sales charges applicable to each, made at one time by: (1) Any individual; (2) Any individual, his or her spouse, and trusts or custodial accounts for their minor children; (3) A trustee or fiduciary of a single trust estate or single fiduciary account.

    Purchases in the Government Income Series will also receive a reduction in sales charge pursuant to the rates set forth in the table above for purchases either singly or in combination with purchases of shares of the American National Funds Group at the respective sales charges applicable to each, made at one time by: (1) Tax-exempt organizations specified in Sections 501(c)(3) or
(13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code; and (2) Employees or employers on behalf of employees under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.

    Furthermore, purchases by any "company" or employee benefit plans not qualified under Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the Fund will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the Fund's prospectus available to individual investors or employees, forwarding investments by such employees to the Fund, and the like.

    The rates set forth above are applicable to single, lump sum purchases made under the provisions of the preceding paragraphs 1, 2 and 3 and to qualified investments under a "Letter of Intent" or under the "Accumulation Privilege" as described below.

SPECIAL PURCHASE PLANS

LETTER OF INTENT - Shareholders may qualify for a reduced sales charge on the Government Income Series and the Tax Free Series by completing a Letter of Intent (See "Letter of Intent" in the Prospectus). A minimum initial investment equal to 10% of the amount necessary for the applicable reduced sales charge is required when a Letter of Intent is executed. Investments made under a Letter of Intent will purchase shares at the total sales charge rate applicable to the specified total investment. SM&R will hold in escrow from the initial investment shares equal to 5% of the amount of the total intended investment. Such escrow shares may not be exchanged for or reinvested in shares of another Series or fund and, subject to the right of early cancellation described below, will not be released until the amount purchased equals the commitment set forth in the Letter of Intent. If the intended investment is not completed during the 13-month period, the difference between the sales charge actually paid and the sales charge applicable to the total of such purchases made will be deducted from the escrow shares if not paid by the investor within twenty days after the date notice thereof has been mailed to such investor.

    A Letter of Intent agreement can be canceled prior to the end of the 13-month period and escrow shares released to the investor if the investor pays the difference between the sales charge paid and the sales charge applicable to the amount actually invested and agrees that such Letter of Intent agreement is canceled and no longer in effect.

    The offering value of the shares of the Government Income Series, the Tax Free Series and the funds in the Group currently owned may also be included in the aggregate amount of an investment covered by a Letter of Intent. For example, if an investor owns shares of the Government Income Series, the Tax Free Series or shares of the Growth Fund, the Income Fund or the Triflex Fund, or some combination of these funds, currently valued at $80,000 and intends to invest $25,000 over the next thirteen months in the Government Income Series and/or the Tax Free Series, such investor may execute a Letter of Intent and the entire $25,000 will purchase shares of either or all of such funds at the reduced sales charge rate applicable to an investment of $100,000 or more. A Letter of Intent does not represent a binding obligation on the part of the investor to purchase or the Government Income Series or the Tax Free Series to sell the full amount of shares specified.

SYSTEMATIC INVESTMENT PLAN AND ELECTRONIC TRANSFER SERVICE - All Series provide a convenient, voluntary method of purchasing their shares through "Systematic Investment Plan and Electronic Transfer Service" (a "Plan" or "Plans"). The principal purposes of such Plans are to encourage thrift by enabling investors to make regular purchases in amounts less than normally required, and, in the case of the Government Income Series and the Tax Free Series, to employ the principle of dollar cost averaging described below.

    By acquiring shares of the Government Income Series and the Tax Free Series on a regular basis pursuant to a Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of Dollar Cost Averaging. Under Dollar Cost Averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of Dollar Cost averaging will not protect against loss in a declining market, as a loss will result if the Plan is discontinued when the market value is less than cost.

    A Plan may be opened by indicating an intention to invest $20 or more (per individual) in the Government Income Series or the Tax Free Series or $100 or more in the Primary Series monthly for at least one year. The investor will receive a confirmation showing the number of shares purchased, purchase price, and subsequent new balance of shares accumulated.

    An investor has no obligation to invest regularly or to continue participating in a Plan, which may be terminated by the investor at any time without penalty. Under a Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs SM&R in writing to pay them in cash. SM&R reserves the right to increase or decrease the amount required to open and continue the Plan, and to terminate any shareholder's right to participate in the Plan if after one year the value of the amount invested is less than $100 in the Government Income Series or the Tax Free Series or $1,000 in the Primary Series.

GROUP SYSTEMATIC INVESTMENT PLAN - A Group Systematic Investment Plan provides employers and employees with a convenient means for purchasing shares of the Fund under various types of employee benefit and thrift plans, including payroll deduction and bonus incentive plans. The plan may be started with an initial cash investment of $100 ($20 per individual) in the Government Income Series or the Tax Free Series or $1,000 in the Primary Series for a group consisting of five or more participants. The shares purchased by each participant under the Plan will be credited to a separate account in the name of each investor in which all dividends and capital gains will be reinvested in additional shares of the applicable Series at net asset value (plus a sales charge, if applicable). Such reinvestments will be made at the start of business on the day following the record date for such dividends and capital gains distributions. To keep his or her account open, subsequent payments in the amount of $20 must be made into each participant's account. If the group is reduced to less than five participants, the minimums set forth under "Systematic Investment Plan and Electronic Transfer Service" shall apply. The plan may be terminated by SM&R or the shareholder at any time upon sixty (60) days' prior written notice.

EXCHANGE PRIVILEGE - Investors owning shares of the Government Income Series or the Tax Free Series can exchange such shares for shares of funds in the American National Funds Group. There is no administrative charge for this privilege at this time, however, the Fund reserves the right to charge a fee in the future. (See "Exchange Privilege" in the Prospectus)

    Such exchange privileges are not options or rights to purchase such securities, but are revocable privileges permitted under the present policies of each of the Government Income Series, the Tax Free Series and such funds, and are not available in any state or other jurisdiction where the shares of the Government Income Series, the Tax Free Series or fund into which transfer is to be made are not registered for sale. SM&R reserves the right to restrict the frequency of or otherwise modify, condition, terminate or impose additional charges upon the exchange privilege.

    The minimum number of shares of the Government Income Series, the Tax Free Series or fund that may be exchanged is the number of shares of the such Series or fund whose shares are being exchanged which have a net asset value on the date of such exchange equal to the minimum initial or subsequent investment, as the case may be, of the fund into which the exchange is being made.

REDEMPTION

    Any shareholder may redeem all or any part of his shares by submitting a written request to SM&R as the Fund's agent for such purpose. Such requests must be duly executed by each registered owner and must be accompanied by certificates endorsed for transfer, if certificates have been issued, with signatures guaranteed by an "eligible guarantor institution" as discussed in the Prospectus. No signature guarantees are required on the written request for redemption by a shareholder of record when payment is to be made to such shareholder of record at such shareholder's address of record and the value of the shares redeemed is $25,000 or less. In all other cases the signatures on the request for redemption, as well as on certificates being tendered, must be guaranteed. On all redemption requests for joint accounts, the signatures of all joint owners are required. Redemptions may also be requested by telephone, see "HOW TO REDEEM" in the Prospectus. Corporations, executors, divorced persons, administrators, trustees or guardians will be required to submit further documentation.

    Shares are redeemed at the net asset value per share next computed after the request and certificates, if any, are received in "Proper Form" as set forth above. (See "HOW TO REDEEM" in the Prospectus). A shareholder may receive more or less than he paid for his shares, depending on the prevailing market value of the portfolio value of the Series being redeemed.

    Redemption checks are delivered as soon as practicable and normally will be sent to the investor within seven days following the date on which redemption is made.

    At various times the Fund may be requested to redeem shares for which it has not yet received good payment for prior purchases of Fund shares. Accordingly, proceeds of the Fund will not be paid until good payment has been received which could be as much as fifteen business days after the purchase, or until SM&R can verify that good payment (for example, cash or certified check on a United States bank) has been, or will be, collected for the purchase of such shares.

    The right of redemption is subject to suspension and payment therefor postponed during any period when the New York Stock Exchange is closed other than customary weekend or holiday closings, or during which trading on such Exchange is restricted; for any period during which an emergency exists, as a result of which disposal by the Fund of its securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or for such other periods as the Commission has by order permitted such suspension for the protection of the Fund's security holders.

    The Fund has made an election under the Investment Company Act of 1940, as amended, to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. The Fund may pay the redemption price, if any, in excess of the amounts described above in whole or in part in portfolio securities, at the market value thereof determined as of the close of business next following receipt of the request in proper form, if deemed advisable by the Board of Directors. In such case a shareholder would incur brokerage costs if he sold the securities received.

    There is presently no charge for redeeming Fund shares. However, the Fund reserves the right to charge for any redemption an amount, to be determined by the Board of Directors, not to exceed 1% of the net asset value of the shares being redeemed, but it is not the present intent of the Board of Directors to make such a charge.

SYSTEMATIC WITHDRAWAL PLAN

    As described in the Prospectus under "Systematic Withdrawal Plan", the Series have a Systematic Withdrawal Plan pursuant to which shareholders having an account value of $5,000 or more to automatically withdraw a minimum of $50 monthly or quarterly.

    A Systematic Withdrawal Plan provides for regular monthly or quarterly payments to the account investor or his designee through redemption of a portion of the shares held in the account. Some portion of each withdrawal may be taxable gain or loss to the account investor at the time of the withdrawal, the amount of the gain or loss being determined by the investment in the Series' shares. The minimum, though not necessarily recommended, withdrawal amount is $50. Shares sufficient to provide the designated withdrawal payment are redeemed each month or quarterly on the 20th, or the next succeeding business day, and checks are mailed to reach the investor on or about the lst of the following month. All income dividends and capital gains distributions are automatically reinvested at net asset value, without sales charge. Since each withdrawal check represents proceeds from the sale of sufficient shares equal to the withdrawal, there can be a reduction of invested capital, particularly in a declining market. If redemptions are consistently in excess of shares added through reinvestment of distributions, the withdrawals will ultimately exhaust the capital.

    The shareholder may designate withdrawal payments for a fixed dollar amount, as stated in the preceding paragraph, or a variable dollar amount based on (1) redemption of a fixed number of shares at monthly or quarterly intervals, or (2) redemption of a specified and increasing fraction of shares held at monthly or quarterly intervals. To illustrate the latter option, if an investor wanted quarterly payments for a ten-year period, the first withdrawal payment would be the proceeds from redemption of 1/40th of the shares held in the account. The second payment would be 1/39th of the remaining shares; the third payment would be 1/38th of the remaining shares, etc. Under this option, all shares would be redeemed over the ten-year period, and the payment amount would vary each quarter, depending upon the number of shares redeemed and the redemption price.

    No charge is made for a non-qualified Systematic Withdrawal Plan, and the account investor may change the option or payment amount at any time upon written request received by SM&R no later than the month prior to the month of a scheduled redemption for a withdrawal payment. A Systematic Withdrawal Plan may also be terminated at any time by the account investor or the Series without penalty.

    Occasionally certain limited types of qualified retirement plans are involved in making investments and withdrawals during the same year. Under such an arrangement, it is possible for the plan to be, in effect, charged duplicate sales charges. In order to eliminate this possibility, each Series of the Fund will permit additional investments, without sales charge, equal to all sums withdrawn, providing the additional investments are made during the next twelve months following the withdrawal or redemption, and providing that all funds withdrawn were for the specific purpose of satisfying plan benefits of participants who have retired, become disabled or left the plan. Furthermore, for a qualified plan to qualify under this provision, the plan must include at least one participant who is a non-owner employee. The Fund and SM&R discourage shareholders from maintaining a withdrawal account while concurrently and regularly purchasing shares of the Fund although such practice is not prohibited.

THE UNDERWRITER

    SM&R serves as principal underwriter of the shares of all Series of the Fund pursuant to an Underwriting Agreement dated July 1, 1993 (the "Underwriting Agreement"). Such Underwriting Agreement provides that it shall continue in effect only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of a Series and, in either case, by the specific approval of a majority of directors who are not parties to such agreement or not "interested" persons (as defined in the Investment Company Act of 1940, as amended) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement was approved by the Board of Directors of the Fund in accordance with such procedures at a meeting held on August 21, 1997. The Underwriting Agreement may be terminated without penalty by vote of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by SM&R, upon sixty (60) days' written notice and will automatically terminate if assigned (as provided in the Investment Company Act of 1940, as amended).

    As principal underwriter, SM&R continuously offers and sells shares of each Series of the Fund through its own sales representatives and broker-dealers. As compensation for such services, SM&R receives the sales charge, which is the difference between the offering price at which shares are issued and the net asset value thereof. Prior to April 1, 1996, SM&R allowed varying portions of the sales charge to broker-dealers, ranging from a maximum of 4.7% to a minimum of .50% of the net amount invested and from a maximum of 4.0% to a minimum of .30% of the public offering price. Effective April 1, 1996, the sales charge allowance to broker-dealers, ranges from a maximum of 4.7% to a minimum of 2.6% of the net amount invested, and from a maximum of 4.0% to a minimum of 2.0% of the public offering price. In connection with purchases of $500,000 or more, SM&R may pay broker-dealers from its own profits and resources, a per annum percent of the amount invested as follows: Year 1 -0.35% and Year 2 - 0.25%. In the third and subsequent years, SM&R may pay 0.075% per annum, in quarterly installments, to those broker-dealers with accounts totaling assets of $1 million or more. The amount of sales charge received and retained by SM&R from the sale of Fund shares for the years ended August 31, 1997, 1996, and 1995 was $29,337, $92,706, and $46,578, and $3,000, $13,795, and $8,654, respectively. SM&R reallowed to dealers less than $500 for the years ended August 31, 1997, 1996, and 1995.

CUSTODIAN

    The cash and securities of the Fund are held by SM&R, One Moody Plaza, Galveston, Texas, 77550, pursuant to a Custodian Agreement dated July 1, 1993. The Custodian holds and administers the Fund's cash and securities as provided for in such Custodian Agreement. The compensation paid to the Custodian is paid by the Fund and is based upon and varies with the number, type and amount of transactions conducted by the Custodian.

    SM&R, as custodian, will hold and administer the Fund's cash and securities and maintain certain financial and accounting books and records as provided for in such Custodian Agreement.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

    SM&R, One Moody Plaza, Galveston, Texas 77550, is the transfer agent and dividend paying agent for the Fund, the American National Funds Group and the American National Investments Accounts, Inc.

COUNSEL

    The Fund's General Counsel is Greer, Herz & Adams, L.L.P. 18th Floor, One Moody Plaza, Galveston, Texas 77550.

AUDITORS AND FINANCIAL STATEMENTS

    KPMG Peat Marwick LLP, 700 Louisiana, Houston, Texas 77002, are the Fund's independent auditors and perform annual audits of the Fund's financial statements. The audited financial statements of SM&R Capital Funds, Inc., as of August 31, 1997 have been included herein as Exhibit "1" in reliance upon the report of KPMG Peat Marwick LLP and upon the authority of said firm as experts in accounting and auditing.

OTHER PERFORMANCE QUOTATIONS

    With respect to those categories of investors who are permitted to purchase shares of a Series of the Fund at net asset value, sales literature pertaining to the Series may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this Statement with the substitution of net asset value for the public offering price.

    Sales literature referring to the use of the Fund or any of its Series as a potential investment for Individual Retirement Accounts (IRAs), and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

COMPARISONS

    To help investors better evaluate how an investment in a Series of the Fund might satisfy their investment objective, advertisements and other materials regarding the Fund or any of its Series may discuss various measures of the Series' performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

DOW JONES COMPOSITE AVERAGE OR ITS COMPONENT AVERAGES - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

STANDARD & POOR'S 500 STOCK INDEX OR ITS COMPONENT INDICES - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

THE NEW YORK STOCK EXCHANGE COMPOSITE OR COMPONENT INDICES - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

LIPPER - MUTUAL FUND PERFORMANCE ANALYSIS AND LIPPER - FIXED INCOME FUND PERFORMANCE ANALYSIS - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

CDA MUTUAL FUND REPORT, PUBLISHED BY CDA INVESTMENT TECHNOLOGIES, INC. -analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

MUTUAL FUND SOURCE BOOK, PUBLISHED BY MORNINGSTAR, INC. - analyzes price, yield, risk and total return for equity funds.

FINANCIAL PUBLICATIONS: THE WALL STREET JOURNAL AND BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, AND MONEY MAGAZINES - provide performance statistics over specified time periods.

CONSUMER PRICE INDEX (OR COST OF LIVING INDEX), PUBLISHED BY THE U.S. BUREAU OF LABOR STATISTICS - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

SALOMON BROTHERS BROAD BOND INDEX OR ITS COMPONENT INDICES - The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

STANDARD & POOR'S BOND INDICES - measures yield and price of Corporate, Municipal, and Government bonds.

SHEARSON LEHMAN BROTHERS AGGREGATE BOND INDEX OR ITS COMPONENT INDICES - The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage and Yankee bonds.

SHEARSON LEHMAN BROTHERS MUNICIPAL BOND INDEX (SLMBI) OR ITS COMPONENT INDICES - SLMBI measures yield, price and total return for the municipal bond market.

BOND BUYER'S 20-BOND INDEX - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

BOND BUYER'S 30-BOND INDEX - an index of municipal bond yields based upon yields of 20 revenue bonds maturing in 30 years.

HISTORICAL DATA supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill, Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg, L.P.

    In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the portfolio of any Series of the Fund, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by any Series to calculate its figures. In addition there can be no assurance that any series of the Fund will continue this performance as compared to such other averages.

SCHEDULE OF INVESTMENTS  August 31, 1997
--------------------------------------------------------------------------------
GOVERNMENT INCOME FUND SERIES

                                                                    INTEREST/
                                                      MATURITY       STATED         FACE
COMMERCIAL PAPER                                        DATE        RATE (%)       AMOUNT           VALUE
DIVERSIFIED--0.81%
Growmark, Incorporated                                   09/02/97       5.70    $     193,000   $     192,969

UTILITY-ELECTRIC--1.41%
PacifiCorp Holdings Incorporated                         09/08/97       5.77          180,000         179,798
Public Service Company of Colorado                       09/03/97       5.85          155,000         154,950
                                                                                                -------------
                                                                                                      334,748
                                                                TOTAL COMMERCIAL PAPER--2.23%
                                                                              (Cost $527,717)         527,717
                                                                                                -------------
U.S. GOVERNMENT AGENCY AND
U.S. GOVERNMENT SECURITIES
U.S. GOVERNMENT AGENCY SECURITIES--95.21%
Federal Home Loan Bank                                   08/05/04       7.38        1,000,000       1,047,800
Federal Home Loan Bank                                   08/19/04       7.57        1,000,000       1,058,560
Federal Home Loan Bank                                   10/24/05       6.23          150,000         146,576
Federal Home Loan Bank                                   10/25/05       6.23          150,000         146,620
Federal Home Loan Mortgage Corporation                   07/27/04       7.81        1,000,000       1,023,350
Federal Home Loan Mortgage Corporation                   08/01/05       6.75          165,000         166,594
Federal Home Loan Mortgage Corporation                   08/03/05       7.46          250,000         251,307
Federal Home Loan Mortgage Corporation                   05/17/06       7.70        1,000,000       1,016,910
Federal Home Loan Mortgage Corporation                   06/21/06       8.00        1,500,000       1,537,725
Federal Home Loan Mortgage Corporation                   09/11/06       8.00        1,000,000       1,010,770
Federal Home Loan Mortgage Corporation                   09/15/06       7.00          419,194         422,816
Federal Home Loan Mortgage Corporation                   11/15/06       7.00        1,500,000       1,507,965
Federal Home Loan Mortgage Corporation                   03/15/07       7.00        1,000,000       1,006,000
Federal Home Loan Mortgage Corporation                   09/15/07       7.00        1,000,000       1,007,790
Federal Home Loan Mortgage Corporation                   08/15/08       7.00        1,600,000       1,583,264
Federal National Mortgage Association                    02/11/02       7.50        1,585,000       1,654,486
Federal National Mortgage Association                    04/22/02       7.55          200,000         209,490
Federal National Mortgage Association                    09/12/05       6.55          100,000          99,750
Federal National Mortgage Association                    06/07/06       7.85        1,000,000       1,011,380
Federal National Mortgage Association                    07/14/06       8.03        2,000,000       2,051,860
Federal National Mortgage Association                    08/11/06       7.50          500,000         505,140
Federal National Mortgage Association                    09/08/06       8.00        1,000,000       1,010,690
Federal National Mortgage Association                    02/02/07       7.50        1,500,000       1,513,935
Federal National Mortgage Association                    02/07/07       7.49          250,000         252,330
Federal National Mortgage Association                    04/10/07       7.70          300,000         305,661
Federal National Mortgage Association                    07/25/07       7.00        1,000,000         999,450
                                                                                                -------------
                                                                                                   22,548,219
U.S. GOVERNMENT SECURITIES--1.93%
U.S. Treasury Bonds                                      02/15/26       6.00          500,000         457,515
                                                                                                -------------
                          TOTAL U.S. GOVERNMENT AGENCY and U.S. GOVERNMENT SECURITIES--97.14%
                                                                           (Cost $22,505,736)      23,005,734
                                                                                                -------------
                                                                    TOTAL INVESTMENTS--99.37%
                                                                           (Cost $23,033,453)      23,533,451
                                               CASH AND OTHER ASSETS, LESS LIABILITIES--0.63%         149,850
                                                                                                -------------
                                                                    TOTAL NET ASSETS--100.00%   $  23,683,301
                                                                                                -------------
                                                                                                -------------

See notes to financial statements.

SCHEDULE OF INVESTMENTS  August 31, 1997
--------------------------------------------------------------------------------
PRIMARY FUND SERIES

                                                                    INTEREST/
                                                      MATURITY       STATED         FACE
COMMERCIAL PAPER                                        DATE        RATE (%)       AMOUNT           VALUE
AEROSPACE--3.62%
Lockheed Martin Corporation                              09/25/97       5.65    $   1,200,000   $   1,195,480

CHEMICALS--3.62%
Praxair Incorporated                                     09/16/97       5.65        1,200,000       1,197,175

COMPUTER RELATED--3.65%
Comdisco, Incorporated                                   09/02/97       5.68          336,000         335,947
Comdisco, Incorporated                                   09/02/97       5.70          354,000         353,944
Comdisco, Incorporated                                   10/03/97       5.71          520,000         517,361
                                                                                                -------------
                                                                                                    1,207,252
CONTAINERS--3.22%
Crown Cork & Seal Company, Incorporated                  09/02/97       5.70        1,063,000       1,062,832

DIVERSIFIED--12.45%
Cox Enterprises, Incorporated                            09/08/97       5.70        1,500,000       1,498,337
Growmark, Incorporated                                   09/22/97       5.71        1,200,000       1,196,003
Textron, Incorporated                                    09/18/97       5.68        1,425,000       1,421,178
                                                                                                -------------
                                                                                                    4,115,518
ELECTRONIC/INSTRUMENTS--2.00%
Hughes Electronics Corporation                           09/12/97       5.68          385,000         384,332
Hughes Electronics Corporation                           09/24/97       5.72          279,000         277,980
                                                                                                -------------
                                                                                                      662,312
FINANCIAL SERVICES--15.41%
Aristar, Incorporated                                    10/01/97       5.57        1,421,000       1,414,404
Case (J.I.) Credit Corporation                           09/10/97       5.70        1,380,000       1,378,034
Safeco Credit Company, Incorporated                      09/05/97       5.57          678,000         677,580
Textron Financial Corporation                            09/17/97       5.68        1,627,000       1,622,893
                                                                                                -------------
                                                                                                    5,092,911
FOODS--8.50%
ConAgra, Incorporated                                    09/12/97       5.63          476,000         475,181
ConAgra, Incorporated                                    09/24/97       5.59        1,056,000       1,052,229
Tyson Foods, Incorporated                                10/02/97       5.60        1,286,000       1,279,798
                                                                                                -------------
                                                                                                    2,807,208
FURNITURE/APPLIANCES--4.79%
Whirlpool Corporaton                                     09/10/97       5.68        1,584,000       1,581,751

NATURAL GAS--7.97%
Enron Corporation                                        09/03/97       5.66        1,272,000       1,271,600
Sonat Incorporated                                       09/11/97       5.70        1,365,000       1,362,839
                                                                                                -------------
                                                                                                    2,634,439
PAPER/FOREST PRODUCTS--4.16%
Rayonier Incorporated                                    09/04/97       5.70        1,376,000       1,375,346

RETAIL-SPECIALTY--3.93%
The Limited, Incorporated                                09/15/97       5.60        1,300,000       1,297,169

TRANSPORTATION MISCELLANEOUS--3.95%
Union Pacific Corporation                                10/07/97       5.70        1,313,000       1,305,516

SCHEDULE OF INVESTMENTS  August 31, 1997
--------------------------------------------------------------------------------
PRIMARY FUND SERIES, CONTINUED

                                                                    INTEREST/
                                                      MATURITY       STATED         FACE
COMMERCIAL PAPER                                        DATE        RATE (%)       AMOUNT           VALUE
UTILITY-ELECTRIC/GAS--23.19%
Dominion Resources Incorporated                          10/09/97       5.64    $   1,288,000   $   1,280,332
Minnesota Power & Light Company                          09/05/97       5.70          245,000         244,845
Minnesota Power & Light Company                          09/19/97       5.70        1,050,000       1,047,007
PacifiCorp Holdings Incorporated                         10/10/97       5.77        1,411,000       1,402,180
Pennsylvania Power & Light Company                       09/05/97       5.65          594,000         593,627
Penn Fuel Corporation                                    09/09/97       5.70        1,488,000       1,486,348
Public Service Electric & Gas Company                    09/12/97       5.68          368,000         367,361
Public Service Electric & Gas Company                    09/23/97       5.69        1,246,000       1,241,668
                                                                                                -------------
                                                                                                    7,663,368
                                                                                                -------------
                                                                   TOTAL INVESTMENTS--100.46%
                                                                           (Cost $33,198,277)      33,198,277
                                             CASH AND OTHER ASSETS, LESS LIABILITIES--(0.46%)        (153,402)
                                                                                                -------------
                                                                    TOTAL NET ASSETS--100.00%   $  33,044,875
                                                                                                -------------
                                                                                                -------------

See notes to financial statements.

SCHEDULE OF INVESTMENTS  August 31, 1997
--------------------------------------------------------------------------------
TAX FREE FUND SERIES

                                                                            FACE
MUNICIPAL BONDS                                               RATING(a)    AMOUNT      VALUE
ARKANSAS--2.79%
Jefferson County, Arkansas Pollution Control Revenue
 Refunding Bonds (Refunding -Arkansas Electric Coop
 Corporation PJ-D), 4.750%, 09/01/05                          Aa3/AA-     $ 300,000  $  298,224
                                                                                     ----------

ARIZONA--3.73%
Central Arizona Water Conservation District (Central Arizona
 Project)-Contract Revenue Refunding Bonds, Series B 1994,
 4.750%, 11/01/07                                             Aaa/AAA       200,000     200,128
Central Arizona Water Conservation District (Central Arizona
 Project)-Contract Revenue Refunding Bonds, Series B 1994,
 4.750%, 11/01/08                                             Aaa/AAA       100,000      99,224
Pima County, Arizona- Sewer Revenue Refunding Bonds, Series
 1994A, 4.400%, 07/01/03                                      Aaa/AAA       100,000      99,649
                                                                                     ----------
                                                                                        399,001
                                                                                     ----------
CALIFORNIA--5.17%
California State General Obligation Bonds Unlimited, 5.250%,
 06/01/11                                                     A1/A+         100,000     101,057
Sacramento, California Municipal Utility District Electric
 Revenue Bonds, Series I, 5.750%, 01/01/15                    Aaa/AAA       200,000     205,986
San Francisco, California City and County Sewer Revenue
 Refunding Bonds, 5.375%, 10/01/16                            Aaa/AAA       250,000     246,032
                                                                                     ----------
                                                                                        553,075
                                                                                     ----------
FLORIDA--9.61%
Dade County, Florida Water & Sewer System Revenue Bonds,
 5.375%, 10/01/16                                             Aaa/AAA       400,000     399,744
Orlando, Florida Utilities Commonwealth Water & Electric
 Revenue Bonds, 5.125%, 10/01/19                              Aa1/AA        400,000     380,444
State of Florida- State Board of Education, Public Education
 Capital Outlay Bonds, 1992 Series E, 4.600%, 06/01/03        Aa2/AA        100,000     100,697
State of Florida- State Board of Education, Public Education
 Capital Outlay Bonds, 1992 Series E, 5.750%, 06/01/19        Aa2/AA        145,000     147,524
                                                                                     ----------
                                                                                      1,028,409
                                                                                     ----------
GEORGIA--1.67%
Municipal Electric Authority of Georgia-Power Revenue Bonds,
 Series AA, 5.400%, 01/01/07                                  A3/A          175,000     178,383
                                                                                     ----------

ILLINOIS--8.47%
Illinois Health Facilities Authority-Revenue Bonds, Series
 A, (Northwestern Memorial Hospital), 6.000%, 08/15/24        Aa2/AA        100,000     102,785
Illinois Health Facilities Authority-Revenue Bonds, Series
 1994A, (Northwestern Memorial Hospital), 6.100%, 08/15/14    Aa2/AA        200,000     210,272
Illinois State Toll Highway Authority-Highway Priority
 Revenue Bonds, Series A-FGIC, 5.750%, 01/01/17               Aaa/AAA       175,000     177,387
Regional Transportation Authority of Illinois Revenue Bonds,
 Refunding MBIA, 5.500%, 06/01/18                             Aaa/AAA       200,000     199,490
State of Illinois- Build Illinois Bonds, Sales Tax Revenue
 Bonds, Series V, 6.375%, 06/15/17                            Aa3/AAA       200,000     216,490
                                                                                     ----------
                                                                                        906,424
                                                                                     ----------

SCHEDULE OF INVESTMENTS  August 31, 1997
--------------------------------------------------------------------------------
TAX FREE FUND SERIES, CONTINUED

                                                                            FACE
MUNICIPAL BONDS                                               RATING(a)    AMOUNT      VALUE
MARYLAND--0.93%
Anne Arundel County, Maryland- General Obligation Bonds,
 Consolidated Water and Sewer Series, 1994, 4.700%, 02/01/07  Aa/AA+      $ 100,000  $   99,891
                                                                                     ----------

MASSACHUSETTS--4.19%
Massachusetts State Water Revnues Authority, General Purpose
 - Series A, 5.500%, 11/01/21                                 Aaa/AAA       450,000     448,173
                                                                                     ----------

NEW MEXICO--0.95%
Central Consolidated School District No. 22 San Juan County,
 New Mexico General Obligation School Building Bonds,
 5.300%, 08/15/09                                             Aaa/AAA       100,000     101,685
                                                                                     ----------

NEW YORK--4.07%
New York City, New York- General Obligation Bonds Unlimited,
 Series J, 5.000%, 02/15/07                                   Aaa/AAA       100,000     100,823
Triborough Bridge & Tunnel Authority, New York, Revenue
 Bonds, General Purpose -Series B, 5.200%, 01/01/27           Aa/A+         350,000     335,258
                                                                                     ----------
                                                                                        436,081
                                                                                     ----------
NORTH CAROLINA--1.97%
City of Charlotte, North Carolina-General Obligation Public
 Improvement Bonds, Series 1994, 5.700%, 02/01/08             Aaa/AAA       100,000     106,853
North Carolina Eastern Municipal Power Agency- Power System
 Revenue Bonds, Refunding Series 1993 B, 6.250%, 01/01/12     Baa1/BBB      100,000     104,225
                                                                                     ----------
                                                                                        211,078
                                                                                     ----------
OHIO--3.82%
Franklin County, Ohio- General Obligation Bonds Limited,
 5.100%, 12/01/08                                             Aaa/AAA       300,000     306,957
Franklin County, Ohio- General Obligation Bonds Limited,
 5.300%, 12/01/11                                             Aaa/AAA       100,000     101,974
                                                                                     ----------
                                                                                        408,931
                                                                                     ----------
OKLAHOMA--1.24%
Oklahoma Housing Finance Agency-Single Family Mortgage
 Revenue Bonds (Homeownership Loan Program), 1994 Series
 A-1, 6.250%, 09/01/07 (b)                                    Aaa/NR        130,000     133,143
                                                                                     ----------

OREGON--2.06%
City of Portland, Oregon- Sewer System Revenue Bonds, 1994
 Series A, 6.250%, 06/01/15                                   A1/A+         200,000     220,062
                                                                                     ----------

PENNSYLVANIA--0.95%
Pennsylvania State General Obligation Bonds Unlimited,
 Refunding & Projects-First Series, 5.000%, 04/15/06          A1/AA-        100,000     101,394
                                                                                     ----------

PUERTO RICO--2.22%
Commonwealth of Puerto Rico- Public Improvement Refunding
 Bonds, Series 1992A, General Obligation Bonds, 6.000%,
 07/01/14                                                     Baa1/A        100,000     104,852
Puerto Rico Electric Power Authority-Power Revenue Bonds,
 Series R, 6.250%, 07/01/17                                   Baa1/BBB+     125,000     132,114
                                                                                     ----------
                                                                                        236,966
                                                                                     ----------

SCHEDULE OF INVESTMENTS  August 31, 1997
--------------------------------------------------------------------------------
TAX FREE FUND SERIES, CONTINUED

                                                                            FACE
MUNICIPAL BONDS                                               RATING(a)    AMOUNT      VALUE
RHODE ISLAND--0.97%
Rhode Island Housing & Mortgage Financial Corporation,
 Homeownership Opportunity, Series 20-A, 6.150%, 04/01/17     Aa2/AA+     $ 100,000  $  103,897
                                                                                     ----------

TENNESSEE--1.90%
Tennessee Housing Development Agency-Mortgage Finance
 Program Bonds, 1994 Series B, 6.200%, 01/01/09 (b)           A1/A+         200,000     202,748
                                                                                     ----------

TEXAS--23.13%
Baytown, Texas- Water and Sewer Revenue Bonds, 5.950%,
 02/01/14                                                     Aaa/AAA       100,000     103,879
Board of Regents of The University of Texas System- Permanent
 University Fund, Refunding Bonds Series 1992A, 6.250%,
 07/01/13                                                     Aaa/AAA       200,000     209,910
City of Austin, Texas-Combined Utility Systems Revenue
 Refunding Bonds, Series 1994, 6.250%, 05/15/16               Aaa/AAA       100,000     107,996
City of Dallas, Texas-Waterworks and Sewer System Revenue
 Bonds, Series 1994, 5.600%, 04/01/07                         Aa2/AA        100,000     103,836
Collin County, Texas- Community College District,
 Consolidated Fund, Revenue Bonds, 5.250%, 02/01/15           Aaa/AAA       400,000     395,932
Dallas-Fort Worth International Airport-Dallas-Fort Worth
 Regional Airport, Joint Revenue Refunding Bonds, Series
 1994A, 6.000%, 11/01/10                                      Aaa/AAA       100,000     105,538
Denton, Texas- General Obligation Bonds Limited, 5.500%,
 02/15/08                                                     Aaa/AAA       130,000     135,347
Denton, Texas- General Obligation Bonds Limited, 5.600%,
 02/15/09                                                     Aaa/AAA       120,000     125,050
Flower Mound, Texas- Refunding and Improvement, General
 Obligation Bonds Unlimited, 5.500%, 03/01/17                 Aaa/NR        200,000     200,146
Galveston Independent School District-Unlimited Tax
 Schoolhouse Bonds, Series 1994, 5.200%, 02/01/07             Aaa/AAA       100,000     102,184
Harris County, Texas- Tax and Revenue Certificates of
 Obligation, Series 1994, 6.100%, 10/01/12                    Aa2/AA        135,000     142,611
Harris County, Texas- Tax and Revenue Certificates of
 Obligation, Series 1994, 6.100%, 10/01/13                    Aa2/AA        125,000     133,500
Laredo, Texas- General Obligation Bonds Unlimited, 5.250%,
 02/15/11                                                     Aaa/AAA       100,000     100,540
Tarrant County Health Facilities Development Corporation-
 Health System Revenue Bonds, (Harris Methodist Health
 System), Series 1994, 6.000%, 09/01/14                       A2/NR         200,000     203,758
Texas Turnpike Authority- Dallas North Tollway System
 Revenue Bonds, Series 1995 (President George Bush
 Turnpike), 5.400%, 01/01/15                                  Aaa/AAA       100,000     100,102
West University Place, Texas- General Obligation Bonds
 Limited, Permanent Improvement, 5.650%, 02/01/14             Aaa/AAA       100,000     102,376
Weslaco, Texas Independent School District General
 Obligation Bonds, 5.650%, 02/15/13                           Aaa/NR        100,000     102,730
                                                                                     ----------
                                                                                      2,475,435
                                                                                     ----------
UTAH--1.61%
Utah Housing Finance Agency- Single Family Mortgage Bonds,
 1995 Issue A, (Federally Insured or Guaranteed Mortgage
 Loans), 7.150%, 07/01/12 (b)                                 Aa2/AA         75,000      79,985
Utah State Housing Financial Agency-Single Family Mortgage
 Bonds, Series F1, 6.000%, 07/01/13                           Aa2/NR         90,000      92,485
                                                                                     ----------
                                                                                        172,470
                                                                                     ----------

SCHEDULE OF INVESTMENTS  August 31, 1997
--------------------------------------------------------------------------------
TAX FREE FUND SERIES, CONTINUED

                                                                            FACE
MUNICIPAL BONDS                                               RATING(a)    AMOUNT      VALUE
VIRGINIA--0.99%
Virginia State Housing Development Authority Commonwealth
 Mortgage Bonds, Series A, Subseries A-4, 6.300%, 07/01/15
 (b)                                                          Aaa/AAA     $ 100,000  $  105,429
                                                                                     ----------

WASHINGTON--9.69%
City of Richland, Washington- Water and Sewer Improvement
 Revenue Bonds, 1993, 5.550%, 04/01/07                        Aaa/AAA       300,000     311,709
King County, Washington- Department of Metropolitan
 Services, Limited Tax General Obligation Bonds, 1994 Series
 A, 5.800%, 01/01/08                                          Aa1/AA+       200,000     211,988
King County, Washington- Limited Tax General Obligation and
 Refunding Bonds, 1993 Series A, 6.000%, 12/01/10             Aa1/AA+       100,000     104,923
Municipality of Metropolitan Seattle Sewer Refunding Revenue
 Bonds, Series X, 5.400%, 01/01/15                            Aaa/AAA       100,000      99,591
Port of Seattle, Washington-General Obligation Bonds,
 5.750%, 05/01/14 (b)                                         Aa1/AA+       100,000     101,216
State of Washington- General Obligation Bonds, Series 1994B,
 5.750%, 05/01/09                                             Aa1/AA+       100,000     104,376
State of Washington- General Obligation Bonds, Series 1994B,
 6.000%, 09/01/16                                             Aa1/AA+       100,000     103,343
                                                                                     ----------
                                                                                      1,037,146
                                                                                     ----------
WISCONSIN--2.91%
City of Green Bay- General Obligation Refunding Bonds,
 Series 1994B, 5.900%, 04/01/09                               Aa2/AA        200,000     208,672
State of Wisconsin- General Obligation Bonds Unlimited,
 Series C, 5.400%, 05/01/09                                   Aa2/AA        100,000     103,046
                                                                                     ----------
                                                                                        311,718
                                                                                     ----------
                                                      TOTAL MUNICIPAL BONDS--95.04%
                                                                  (Cost $9,830,630)  10,169,763
                                                                                     ----------
GOVERNMENT AGENCIES
Federal Farm Credit Bank, 5.400%, 09/02/97                                  115,000     114,983
Federal Home Loan Mortgage Corporation, 5.440%, 09/04/97                    100,000      99,955
Federal National Mortgage Association, 5.470%, 09/10/97                     135,000     134,815
                                                                                     ----------
                                                   TOTAL GOVERNMENT AGENCIES--3.27%
                                                                    (Cost $349,753)     349,753
                                                                                     ----------
                                                          TOTAL INVESTMENTS--98.31%
                                                                 (Cost $10,180,383)  10,519,516
                                                                                     ----------
                                     CASH AND OTHER ASSETS, LESS LIABILITIES--1.69%     180,653
                                                                                     ----------
                                                          TOTAL NET ASSETS--100.00%  $10,700,169
                                                                                     ----------
                                                                                     ----------

Notes to Schedule of Investments

(a) Ratings assigned by Moody's Investor's Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P). Ratings are unaudited.

(b)  Security subject to the alternative minimum tax.

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES  August 31, 1997
--------------------------------------------------------------------------------

                                                                                   GOVERNMENT        PRIMARY        TAX FREE
                                                                                   INCOME FUND        FUND            FUND
                                                                                     SERIES          SERIES          SERIES
ASSETS
Investment in securities, at value                                                $  23,533,451   $  33,198,277   $  10,519,516
Cash                                                                                     40,531             690          84,491
Prepaid expenses                                                                          4,114           9,727           3,931
Receivable for:
  Interest                                                                              263,066              --         148,118
  Expense reimbursement                                                                   1,010           6,965           5,214
Other assets                                                                              2,782           2,782           3,212
                                                                                  -------------   -------------   -------------
                                                                    TOTAL ASSETS     23,844,954      33,218,441      10,764,482
LIABILITIES
Distribution payable                                                                    136,342         141,608          46,874
Accrued:
  Investment advisory fee                                                                10,092          14,015           4,557
  Service fee                                                                             5,046           7,008           2,278
Other liabilities                                                                        10,173          10,935          10,604
                                                                                  -------------   -------------   -------------
                                                               TOTAL LIABILITIES        161,653         173,566          64,313
                                                                                  -------------   -------------   -------------
                                                                      NET ASSETS  $  23,683,301   $  33,044,875   $  10,700,169
                                                                                  -------------   -------------   -------------
                                                                                  -------------   -------------   -------------
Shares of capital stock outstanding, (200,000,000 shares
 authorized, $.01 par value per share)                                                2,272,181      33,050,648       1,041,640
                                                                                  -------------   -------------   -------------
                                                                                  -------------   -------------   -------------
Net asset value                                                                   $       10.42   $        1.00   $       10.27
                                                                                  -------------   -------------   -------------
                                                                                  -------------   -------------   -------------
Offering price per share:
  (Net asset value  DIVIDED BY 95.5%)                                             $       10.91                   $       10.75
                                                                                  -------------                   -------------
                                                                                  -------------                   -------------
Offering price per share                                                                          $        1.00
                                                                                                  -------------
                                                                                                  -------------

STATEMENTS OF OPERATIONS  Year Ended August 31, 1997
--------------------------------------------------------------------------------

                                                                                   GOVERNMENT        PRIMARY        TAX FREE
                                                                                   INCOME FUND        FUND            FUND
                                                                                     SERIES          SERIES          SERIES
INVESTMENT INCOME
Interest                                                                          $   1,689,115   $   1,994,367   $     553,479
EXPENSES
Investment advisory fees                                                                113,231         176,167          50,224
Service fees                                                                             56,616          88,083          25,112
Professional fees                                                                         7,977           7,978           7,849
Custody and transaction fees                                                             13,622          26,767          10,939
Directors' fees                                                                           9,833           9,833           9,833
Organization expenses                                                                     6,269           6,269              --
Qualification fees                                                                       12,442          25,883          17,553
Shareholder reporting expenses                                                           12,344          10,455           3,802
Insurance expenses                                                                        1,281           2,036             576
Other                                                                                     8,453           2,888           1,680
                                                                                  -------------   -------------   -------------
                                                                  TOTAL EXPENSES        242,068         356,359         127,568
                                                        LESS EXPENSES REIMBURSED        (15,547)        (74,200)        (73,202)
                                                                                  -------------   -------------   -------------
                                                                    NET EXPENSES        226,521         282,159          54,366
                                                                                  -------------   -------------   -------------
INVESTMENT INCOME--NET                                                                1,462,594       1,712,208         499,113
                                                                                  -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on sales of investments                                       (2,446)             --          12,803
  Change in unrealized appreciation of investments for the year                         562,324              --         314,617
                                                                                  -------------   -------------   -------------
NET GAIN ON INVESTMENTS                                                                 559,878              --         327,420
                                                                                  -------------   -------------   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $   2,022,472   $   1,712,208   $     826,533
                                                                                  -------------   -------------   -------------
                                                                                  -------------   -------------   -------------

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
GOVERNMENT INCOME FUND SERIES

                                                                  YEAR ENDED AUGUST 31,
                                                              -----------------------------
                                                                  1997            1996
                                                              -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                      $   1,462,594   $   1,309,567
  Net realized loss on sales of investments                          (2,446)        (17,444)
  Change in unrealized appreciation (depreciation)                  562,324        (741,026)
                                                              -------------   -------------
  Net increase in net assets resulting from operations            2,022,472         551,097
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net                                         (1,419,091)     (1,309,536)
CAPITAL SHARE TRANSACTIONS--NET                                   1,952,455       1,420,095
                                                              -------------   -------------
TOTAL INCREASE                                                    2,555,836         661,656
NET ASSETS
  Beginning of year                                              21,127,465      20,465,809
                                                              -------------   -------------
  End of year                                                 $  23,683,301   $  21,127,465
                                                              -------------   -------------
                                                              -------------   -------------

PRIMARY FUND SERIES

                                                                  YEAR ENDED AUGUST 31,
                                                              -----------------------------
                                                                  1997            1996
                                                              -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                      $   1,712,208   $   1,248,492
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net                                         (1,712,208)     (1,248,506)
CAPITAL SHARE TRANSACTIONS--NET                                  (4,420,149)     16,480,762
                                                              -------------   -------------
TOTAL INCREASE                                                   (4,420,149)     16,480,748
NET ASSETS
  Beginning of year                                              37,465,024      20,984,276
                                                              -------------   -------------
  End of year                                                 $  33,044,875   $  37,465,024
                                                              -------------   -------------
                                                              -------------   -------------

TAX FREE FUND SERIES

                                                                  YEAR ENDED AUGUST 31,
                                                              -----------------------------
                                                                  1997            1996
                                                              -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                      $     499,113   $     483,699
  Net realized gain (loss) on sales of investments                   12,803         (11,015)
  Change in unrealized appreciation (depreciation)                  314,617         (30,116)
                                                              -------------   -------------
  Net increase in net assets resulting from operations              826,533         442,568
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net                                           (492,984)       (483,700)
CAPITAL SHARE TRANSACTIONS--NET                                   1,218,423         790,213
                                                              -------------   -------------
TOTAL INCREASE                                                    1,551,972         749,081
NET ASSETS
  Beginning of year                                               9,148,197       8,399,116
                                                              -------------   -------------
  End of year                                                 $  10,700,169   $   9,148,197
                                                              -------------   -------------
                                                              -------------   -------------

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period.

GOVERNMENT INCOME FUND SERIES

                                                                        YEAR ENDED AUGUST 31,
                                              --------------------------------------------------------------------------
                                                 1997            1996            1995            1994            1993
                                              ----------      ----------      ----------      ----------      ----------
Net Asset Value, Beginning of Year            $   10.14       $   10.51       $   10.07       $   10.87       $   10.56
Investment income--net                             0.67            0.65            0.70            0.54            0.50
Net realized and unrealized gain (loss) on
 investments                                       0.26           (0.37)           0.44           (0.79)           0.49
                                              ----------      ----------      ----------      ----------      ----------
            Total from Investment Operations       0.93            0.28            1.14           (0.25)           0.99
Less distributions from
  Investment income--net                          (0.65)          (0.65)          (0.70)          (0.55)          (0.50)
  Capital gains                                    0.00            0.00            0.00            0.00           (0.18)
                                              ----------      ----------      ----------      ----------      ----------
                         Total Distributions      (0.65)          (0.65)          (0.70)          (0.55)          (0.68)
                                              ----------      ----------      ----------      ----------      ----------
Net Asset Value, End of Year                  $   10.42       $   10.14       $   10.51       $   10.07       $   10.87
                                              ----------      ----------      ----------      ----------      ----------
                                              ----------      ----------      ----------      ----------      ----------
                                Total Return       9.37%           2.63%          11.85%          (2.41)%         10.23%
                                              ----------      ----------      ----------      ----------      ----------
                                              ----------      ----------      ----------      ----------      ----------
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year (000's omitted)       $  23,683       $  21,127       $  20,466       $  19,790       $  19,783
Ratio of expenses to average net assets            1.00%(1)        1.00%(1)        0.70%(1)        1.12%           1.07%
Ratio of net investment income to average
 net assets                                        6.46%           6.17%           6.90%           5.11%           5.07%
Portfolio turnover rate                            9.06%          30.17%           2.20%          45.48%          18.14%

(1) Expenses for the calculation are net of a reimbursement from Securities Management & Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.07%, 1.20% and 1.06% for the years ended August 31, 1997, 1996 and 1995, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period.

PRIMARY FUND SERIES

                                                                        YEAR ENDED AUGUST 31,
                                              --------------------------------------------------------------------------
                                                 1997            1996            1995            1994            1993
                                              ----------      ----------      ----------      ----------      ----------
Net Asset Value, Beginning of Year            $    1.00       $    1.00       $    1.00       $    1.00       $    1.00
Investment income--net                             0.05            0.05            0.05            0.03            0.02
                                              ----------      ----------      ----------      ----------      ----------
            Total from Investment Operations       0.05            0.05            0.05            0.03            0.02
Less distributions from Investment
 income--net                                      (0.05)          (0.05)          (0.05)          (0.03)          (0.02)
                                              ----------      ----------      ----------      ----------      ----------
                         Total Distributions      (0.05)          (0.05)          (0.05)          (0.03)          (0.02)
                                              ----------      ----------      ----------      ----------      ----------
Net Asset Value, End of Year                  $    1.00       $    1.00       $    1.00       $    1.00       $    1.00
                                              ----------      ----------      ----------      ----------      ----------
                                              ----------      ----------      ----------      ----------      ----------
                                Total Return       4.98%           5.07%           5.01%           2.91%           2.59%
                                              ----------      ----------      ----------      ----------      ----------
                                              ----------      ----------      ----------      ----------      ----------
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year (000's omitted)       $  33,045       $  37,465       $  20,984       $  15,208       $  15,539
Ratio of expenses to average net assets(1)         0.80%           0.81%           0.84%           0.79%           0.85%
Ratio of net investment income to average
 net assets                                        4.86%           4.93%           4.91%           2.88%           2.47%

TAX FREE FUND SERIES

                                                                                                PERIOD
                                                                                                ENDED
                                                        YEAR ENDED AUGUST 31,                 AUGUST 31,
                                              ------------------------------------------      ----------
                                                 1997            1996            1995            1994
                                              ----------      ----------      ----------      ----------
Net Asset Value, Beginning of Period          $    9.93       $    9.95       $    9.62       $   10.00
Investment income--net                             0.51            0.53            0.51            0.24
Net realized and unrealized gain (loss) on
 investments                                       0.33           (0.02)           0.33           (0.38)
                                              ----------      ----------      ----------      ----------
            Total from Investment Operations       0.84            0.51            0.84           (0.14)
Less distributions from Investment
 income--net                                      (0.50)          (0.53)          (0.51)          (0.24)
                                              ----------      ----------      ----------      ----------
                         Total Distributions      (0.50)          (0.53)          (0.51)          (0.24)
                                              ----------      ----------      ----------      ----------
Net Asset Value, End of Period                $   10.27       $    9.93       $    9.95       $    9.62
                                              ----------      ----------      ----------      ----------
                                              ----------      ----------      ----------      ----------
                                Total Return       8.61%           5.18%           9.15%          (1.49)%**
                                              ----------      ----------      ----------      ----------
                                              ----------      ----------      ----------      ----------
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period (000's omitted)     $  10,700       $   9,148       $   8,399       $   7,295
Ratio of expenses to average net assets            0.54%(2)          --(2)           --(2)         1.11%*
Ratio of net investment income to average
 net assets                                        4.97%           5.27%           5.43%           2.50%*
Portfolio turnover rate                           22.15%          18.44%          12.63%          16.49%

*   Ratios annualized

**  Returns are not annualized

(1) Expenses for the calculation are net of a reimbursement from Securities Management & Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.01%, 1.15%, 1.21%, 1.20% and 1.23% for the years ended August 31, 1997, 1996, 1995, 1994 and 1993, repectively.

(2) Expenses for the calculation are net of a reimbursement from Securities Management & Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.27%, 1.18% and 1.25% for the years ended August 31, 1997, 1996 and 1995, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  August 31, 1997
--------------------------------------------------------------------------------
SM&R CAPITAL FUNDS, INC.
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
The SM&R Capital Funds, Inc. (the "Funds") is a diversified open-end management investment company registered as a series fund under the Investment Company Act of 1940, as amended. The Funds are comprised of the American National Government Income Fund Series ("Government Income Fund Series"), American National Primary Fund Series ("Primary Fund Series"), and American National Tax Free Fund Series ("Tax Free Fund Series"). Operations commenced March 16, 1992, for the Government Income Fund Series and Primary Fund Series. The Tax Free Fund Series began operations September 9, 1993.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION:
Investments in securities are valued based on market quotations or at fair value as determined by a pricing service approved by the Board of Directors. Prices provided by the pricing service represent valuations at bid prices or on a basis determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued as determined by the Board of Directors. Commercial paper is stated at amortized cost, which is equivalent to fair value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date (date order to buy or sell is executed). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost for financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES:
For federal income tax purposes, each series is treated as a separate entity. The Funds intend to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intend to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements. At December 31, 1996, the Government Income Fund Series, Primary Fund Series and the Tax Free Fund Series had capital loss carryforwards that will expire in 2006 of approximately $374,000, $6,000 and $66,000, respectively.

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:
Fund shares are sold in a continuous public offering and may be redeemed on any business day.

    AMERICAN NATIONAL GOVERNMENT INCOME FUND SERIES
    The Government Income Fund Series invests primarily in the agencies or instrumentalities of the U.S. Government. Dividends to shareholders from net investment income are declared and paid monthly.

    AMERICAN NATIONAL PRIMARY FUND SERIES
    The Primary Fund Series' objective is to seek maximum current income consistent with capital preservation and liquidity through investment primarily in commercial paper. All capital stock transactions are made at net asset value. Distributions are computed daily and distributed monthly.

    AMERICAN NATIONAL TAX FREE FUND SERIES
    The Tax Free Fund Series' objective is to provide as high a level of interest income largely exempt from federal income taxes as is consistent with preservation of capital through investment of at least 80% of its net assets in tax-exempt securities during normal market conditions. Dividends to shareholders from net investment income are declared and paid monthly.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R CAPITAL FUNDS, INC.

EXPENSES:
Operating expenses not directly attributable to a series' shares are prorated among the series based on the relative amount of each series' net assets or shareholders. Organization expenses have been deferred and are being amortized over a five-year period. All organization expenses for the Tax Free Fund Series were paid by Securities Management & Research, Inc.

NOTE 2--INVESTMENT ADVISORY AND SERVICE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Securities Management & Research, Inc. ("SM&R") is the investment advisor and principal underwriter for the Funds. Investment advisory fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

GOVERNMENT INCOME FUND SERIES
TAX FREE FUND SERIES

                                                                     INVESTMENT
                                                                      ADVISORY
NET ASSETS                                                               FEE
Not exceeding $100,000,000                                              0.50%
Exceeding $100,000,000 but not exceeding $300,000,000                   0.45%
Exceeding $300,000,000                                                  0.40%

PRIMARY FUND SERIES

All average daily net assets                              0.50%

Administrative fees paid to SM&R by the Funds are computed as a percentage of average daily net assets as follows:

                                                                       SERVICE
NET ASSETS                                                              FEES
Not exceeding $100,000,000                                              0.25%
Exceeding $100,000,000 but not exceeding $200,000,000                   0.20%
Exceeding $200,000,000 but not exceeding $300,000,000                   0.15%
Exceeding $300,000,000                                                  0.10%

SM&R has agreed to reimburse the Funds for all expenses, other than taxes, interest and expenses directly related to the purchase and sale of investment securities, in excess of 1.25% per annum of the average daily net assets. SM&R has voluntarily agreed to reimburse the Primary Fund Series for expenses in excess of 0.80% per annum of average daily net assets and the Government Income Fund Series for expenses in excess of 1.00% per annum of average daily net assets for the year ended August 31, 1997.

The Tax Free Fund Series was voluntarily reimbursed for all expenses through December 15, 1996. Effective December 16, 1996, SM&R agreed to waive investment advisory fees leaving the Tax Free Fund responsible for all other expenses.

For the year ended August 31, 1997, SM&R, as principal underwriter, received as sales charges on sales of shares of capital stock of the Funds as follows:

                                                                 SALES CHARGES
                                                                RECEIVED BY SM&R
Government Income                                                  $    7,498
Tax Free                                                           $   21,839

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). As of August 31, 1997, SM&R and American National had the following ownership in the Funds:

                                               SM&R                       AMERICAN NATIONAL
                                  ------------------------------  ---------------------------------
                                              PERCENT OF SHARES                  PERCENT OF SHARES
                                   SHARES        OUTSTANDING         SHARES         OUTSTANDING
Government Income                   452,489              20%           620,608              27%
Primary                             744,326               2%        15,368,724              47%
Tax Free                            119,660              11%           598,298              57%

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R CAPITAL FUNDS, INC.

NOTE 3--COST, PURCHASES AND SALES OF INVESTMENT SECURITIES
Investments have the same cost for tax and financial statement purposes. Aggreggate purchases and sales of investments in securities, other than commercial paper, were as follows:

                                                                      PURCHASES       SALES
                                                                     ------------  ------------
Government Income                                                    $  4,049,703  $  1,995,938
Tax Free                                                             $  3,126,809  $  2,100,098

Gross unrealized appreciation and depreciation as of August 31, 1997, were as follows:

                                                                     APPRECIATION  DEPRECIATION
                                                                     ------------  ------------
Government Income                                                        $506,930       $ 6,932
Tax Free                                                                 $351,301       $12,168

NOTE 4--CAPITAL STOCK
GOVERNMENT INCOME FUND SERIES

                                                                          YEAR ENDED             YEAR ENDED
                                                                        AUGUST 31, 1997        AUGUST 31, 1996
                                                                     ---------------------  ---------------------
                                                                      SHARES      AMOUNT     SHARES      AMOUNT
                                                                     ---------  ----------  ---------  ----------
  Sale of capital shares                                               291,016  $3,010,920    254,620  $2,666,115
  Investment income dividends reinvested                               127,868   1,322,811    102,499   1,068,933
                                                                     ---------  ----------  ---------  ----------
  Subtotals                                                            418,884   4,333,731    357,119   3,735,048
  Redemptions of capital shares                                       (229,580) (2,381,276)  (220,983) (2,314,953)
                                                                     ---------  ----------  ---------  ----------
  Net increase in capital shares outstanding                           189,304  $1,952,455    136,136  $1,420,095
                                                                                ----------             ----------
                                                                                ----------             ----------
  Shares outstanding at beginning of year                            2,082,877              1,946,741
                                                                     ---------              ---------
  Shares outstanding at end of year                                  2,272,181              2,082,877
                                                                     ---------              ---------
                                                                     ---------              ---------
  Net assets as of August 31, 1997 are comprised of the following:
  Capital (par value and additional paid-in)                                    $23,512,859
  Undistributed net investment income                                               43,534
  Accumulated net realized loss on sales of investments                           (373,090)
  Net unrealized appreciation of investments                                       499,998
                                                                                ----------
  Net Assets                                                                    $23,683,301
                                                                                ----------
                                                                                ----------

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R CAPITAL FUNDS, INC.

PRIMARY FUND SERIES

                                                                      YEAR ENDED               YEAR ENDED
                                                                    AUGUST 31, 1997          AUGUST 31, 1996
                                                                -----------------------  -----------------------
                                                                  SHARES      AMOUNT       SHARES      AMOUNT
                                                                ----------  -----------  ----------  -----------
Sale of capital shares                                          37,131,503  $37,131,503  38,678,248  $38,678,248
Investment income dividends reinvested                           1,614,059    1,614,059   1,065,346    1,065,346
                                                                ----------  -----------  ----------  -----------
Subtotals                                                       38,745,562   38,745,562  39,743,594   39,743,594
Redemptions of capital shares                                   (43,165,711) (43,165,711) (23,262,832) (23,262,832)
                                                                ----------  -----------  ----------  -----------
Net increase in capital shares outstanding                      (4,420,149) $(4,420,149) 16,480,762  $16,480,762
                                                                            -----------              -----------
                                                                            -----------              -----------
Shares outstanding at beginning of year                         37,470,797               20,990,035
                                                                ----------               ----------
Shares outstanding at end of year                               33,050,648               37,470,797
                                                                ----------               ----------
                                                                ----------               ----------
Net assets as of August 31, 1997 are comprised of the
  following:
Capital (par value and additional paid-in)                                  $33,050,630
Accumulated net realized loss on sales of investments                            (5,755)
                                                                            -----------
Net Assets                                                                  $33,044,875
                                                                            -----------
                                                                            -----------

TAX FREE FUND SERIES

                                                                      YEAR ENDED               YEAR ENDED
                                                                    AUGUST 31, 1997          AUGUST 31, 1996
                                                                -----------------------  -----------------------
                                                                  SHARES      AMOUNT       SHARES      AMOUNT
                                                                ----------  -----------  ----------  -----------
Sale of capital shares                                              95,379  $   964,391     119,074  $ 1,201,877
Investment income dividends reinvested                              47,765      482,300      43,655      438,208
                                                                ----------  -----------  ----------  -----------
Subtotals                                                          143,144    1,446,691     162,729    1,640,085
Redemptions of capital shares                                      (22,454)    (228,268)    (86,193)    (849,872)
                                                                ----------  -----------  ----------  -----------
Net increase in capital shares outstanding                         120,690  $ 1,218,423      76,536  $   790,213
                                                                            -----------              -----------
                                                                            -----------              -----------
Shares outstanding at beginning of year                            920,950                  844,414
                                                                ----------               ----------
Shares outstanding at end of year                                1,041,640                  920,950
                                                                ----------               ----------
                                                                ----------               ----------
Net assets as of August 31, 1997 are comprised of the
  following:
Capital (par value and additional paid-in)                                  $10,402,728
Undistributed net investment income                                               8,346
Accumulated net realized loss on sales of investments                           (50,038)
Net unrealized appreciation of investments                                      339,133
                                                                            -----------
Net Assets                                                                  $10,700,169
                                                                            -----------
                                                                            -----------

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
SM&R Capital Funds, Inc.

We have audited the accompanying statements of assets and liabilities of SM&R Capital Funds, Inc. (comprised of the Government Income Fund Series, Primary Fund Series and the Tax Free Fund Series) including the schedule of investments as of August 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended for the Government Fund and Primary Fund and for each of the years in the three-year period ended August 31, 1997 and the period September 9, 1993 (date operations commenced) through August 31, 1994 for the Tax Free Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SM&R Capital Funds, Inc. as of August 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended for the Government Fund and Primary Fund and for each of the years in the three-year period ended August 31, 1997 and the period September 9, 1993 (date operations commenced) through August 31, 1994 for the Tax Free Fund, in conformity with generally accepted accounting principles.

                                                   KPMG Peat Marwick LLP

Houston, Texas
October 10, 1997

SM&R CAPITAL FUNDS, INC.                 One Moody Plaza, Galveston, Texas 77550
--------------------------------------------------------------------------------

                                   DIRECTORS
                              Brent E. Masel, M.D.
                               Allan W. Matthews
                              Lea McLeod Matthews
                              Michael W. McCroskey
                                Shannon L. Moody
                                 Edwin K. Nolan
                              Louis E. Pauls, Jr.

                                    OFFICERS
                        Michael W. McCroskey, President
                Brenda T. Koelemay, Vice President and Treasurer
                        Emerson V. Unger, Vice President
                Teresa E. Axelson, Vice President and Secretary
             Vera M. Young, Vice President and Portfolio Manager--
                              Primary Fund Series
             Terry E. Frank, Vice President and Portfolio Manager--
             Government Income Fund Series and Tax Free Fund Series

                         INVESTMENT ADVISOR AND MANAGER
                    Securities Management and Research, Inc.
                                One Moody Plaza
                             Galveston, Texas 77550

                                   CUSTODIAN
                    Securities Management and Research, Inc.
                                One Moody Plaza
                             Galveston, Texas 77550

                                 LEGAL COUNSEL
                          Greer, Herz & Adams, L.L.P.
                                One Moody Plaza
                             Galveston, Texas 77550

                        UNDERWRITER AND REDEMPTION AGENT
                    Securities Management and Research, Inc.
                                One Moody Plaza
                             Galveston, Texas 77550

              TRANSFER AGENT, REGISTRAR AND DIVIDEND PAYING AGENT
                    Securities Management and Research, Inc.
                                One Moody Plaza
                             Galveston, Texas 77550

                              INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP
                                 700 Louisiana
                              Houston, Texas 77002

                                                         [LOGO]
                                    GOVERNMENT
                                    INCOME
                                    FUND
                                    PRIMARY
                                    FUND
                                    TAX FREE
                                    FUND
                                                       August 31, 1997

                                                           [LOGO]

                                                   FORM 9202

Securities Management & Research                                                                BULK RATE
One Moody Plaza                                                                                 U.S. POSTAGE
Galveston, TX 77550                                                                             PAID
                                                                                                PERMIT NO. 89
                                                                                                GALVESTON,
                                                                                                TEXAS